                                                                   EXHIBIT 10.11
GRUBB & ELLIS

                                SUMMARY OF LEASE

1.    LANDLORD:                McDonnell Douglas Realty Company, a California Corporation

2.    LANDLORD'S ADDRESS:      4060 Lakewood Boulevard, 6th Floor
                               Long Beach, California 90808-1700

3.    TENANT'S ADDRESS:        18872 MacArthur Blvd, #200
                               Irvine, California 92715

4.    RENTABLE SQUARE FEET:    12,280 Square Feet

5.    USE:                     General office use.

6.    TARGET
      COMMENCEMENT DATE:       August 1, 1996

7.    TERMINATION DATE:        July 31, 2001

8.    LEASE TERM:              60 Months

9.    BASE NET RENT PER RSF:   Months       Rental Rate/RSF
                               --------     ---------------
                               01 -  12     $0.85  FSG
                               13 -  24     $1.20  FSG
                               25 -  36     $1.35  FSG
                               37 -  48     $1.45  FSG
                               49 -  60     $1.53  FSG

10.   TENANT'S
      PROPORTIONATE SHARE:     26.81%

11.   BASE YEAR:               1996

12.   SECURITY DEPOSIT:        $20,600.00 (to be delivered to Landlord prior to the start of the
                               36th month of the lease term).

13.   HOLD OVER:               150% of last months rent.

14.   ASSIGNMENT
      & SUBLEASING:            Landlord shall not unreasonably withhold.


15.   PARKING:                 40 unreserved spaces, 4 reserved spaces.  Tenant shall be allowed to use an additional 5 stalls, as available and a location to be determined by Landlord at no additional charge to Tenant
                               throughout

16.   OPTION TO CANCEL:        None

17.   RENEWAL OPTION:          Tenant shall have one (1), five (5) year option at fair market value.  Tenant must provide at least six (6) months and not sooner than nine (9) months prior written notice.  (See addendum).

18.   TENANT IMPROVEMENTS:     Landlord grants Tenant a "Tenant Allowance" of Twenty Dollars
                               ($20.00) per usable square foot.

19.   TENANT INSURANCE:        See Exhibit "I".

20.   SIGNAGE:                 Tenant, at Tenant's sole cost if approved by the city, shall be entitled to monument signage.

21.   KEY PHONE NUMBERS:       ASSET MANAGEMENT
                               ----------------
                               Prentiss Properties
                               18881 Von Karman Avenue, Suite 200
                               Irvine, California 92715
                               Phone: (714) 833-2133

                               BROKER
                               ------
                               Mr. Carl Johnson
                               Grubb & Ellis Company
                               4000 MacArthur Blvd. Suite 1500
                               Newport Beach, California 92660
                               (714) 833-2900
                               Fax - (714) 833-8037

THE INFORMATION CONTAINED HEREIN WAS OBTAINED FROM THIRD PARTIES, AND IT HAS BEEN INDEPENDENTLY VERIFIED BY THE REAL ESTATE BROKERS. BUYERS/TENANTS SHOULD HAVE THE EXPERTS OF THEIR CHOICE INSPECT THE PROPERTY AND VERIFY ALL INFORMATION. REAL ESTATE BROKERS ARE NOT QUALIFIED TO ACT AS OR SELECT EXPERTS WITH RESPECT TO LEGAL, TAX, ENVIRONMENTAL BUILDING CONSTRUCTION, SOILS-DRAINAGE OR OTHER SUCH MATTERS.

                             OFFICE BUILDING LEASE

                                    BETWEEN

                        MCDONNELL DOUGLAS REALTY COMPANY

                                    LANDLORD

                                      AND

                            AUTO-BY-TEL CORPORATION,
                             A DELAWARE CORPORATION

                                     TENANT

                               TABLE OF CONTENTS
                                                                     PAGE
                                                                     ----

BASIC LEASE TERMS..................................................    1

     Landlord......................................................    1
     Landlord's Address............................................    1
     Tenant........................................................    1
     Tenant's Address..............................................    1
     Project.......................................................    1
     Building......................................................    1
     Premises......................................................    1
     Tenant's Percentage...........................................    1
     Target Commencement Date......................................    1
     Commencement Date.............................................    1
     Initial Monthly Base Rent.....................................    2
     Adjustment to Monthly Base Rent...............................    2
     Option Term Rent..............................................    2
     Security Deposit..............................................    2
     Tenant Improvements...........................................    2
     Tenant Improvement Allowance..................................    2
     Permitted Use.................................................    2
     Parking Spaces................................................    2
     Initial Monthly Parking Rent..................................    2
     Base Year.....................................................    2
     Broker(s).....................................................    2
     Interest Rate.................................................    2
     Guarantor(s)..................................................    3
     Exhibits......................................................    3
     Addendum......................................................    3

PREMISES AND COMMON AREAS..........................................    3

     Premises......................................................    3
     Mutual Covenants..............................................    3
     Tenant's Use of Common Areas..................................    3
     Landlord's Reservation of Rights..............................    3

TERM; COMMENCEMENT DATE............................................    4

POSSESSION.........................................................    4

     Delivery of Possession........................................    4
     Condition of Premises.........................................    4
     Use and Occupancy Prior to Commencement Date..................    4

RENT...............................................................    4

     Monthly Base Rent.............................................    4
     Additional Rent...............................................    4
     Late Payments.................................................    5

OPERATING EXPENSES.................................................    5

     Operating Expenses............................................    5
     Base Year Operating Expenses..................................    5
     Estimate Statement............................................    5
     Actual Statement..............................................    5
     Miscellaneous.................................................    5
     After-Hours HVAC..............................................    6
     Tenant's Audit Rights.........................................    6

SECURITY DEPOSIT...................................................    6

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                     PAGE
                                                                     ----

USE................................................................    7

     Tenant's Use of the Premises..................................    7
     Compliance....................................................    7
     Hazardous Materials...........................................    7

NOTICES............................................................    8

BROKERS............................................................    8

SURRENDER; HOLDING OVER............................................    8

     Surrender.....................................................    8
     Holding Over..................................................    8

TAXES ON TENANT'S PROPERTY.........................................    8

ALTERATIONS........................................................    9

REPAIRS............................................................   10

     Landlord's Obligations........................................   10
     Tenant's Obligations..........................................   10
     Tenant's Failure to Repair....................................   10

LIENS..............................................................   11

ENTRY BY LANDLORD..................................................   11

UTILITIES AND SERVICES.............................................   11

WAIVER AND INDEMNIFICATION.........................................   11

     Tenant's Waiver...............................................   11
     Tenant's Indemnification of Landlord..........................   12
     Survival; No Release of Insurers..............................   12

INSURANCE..........................................................   12

     Tenant's Insurance............................................   12
     Supplemental Tenant Insurance Requirements....................   13
     Tenant's Use..................................................   13
     Cancellation of Landlord's Policies...........................   14
     Mutual Waiver of Subrogation..................................   14

DAMAGE OR DESTRUCTION..............................................   14

     Partial Destruction...........................................   14
     Substantial Destruction.......................................   14
     Notice........................................................   14
     Tenant's Termination Rights...................................   14
     Tenant's Costs and Insurance Proceeds.........................   15
     Abatement of Rent.............................................   15
     Damage Near End of Term.......................................   15
     Waiver of Termination Right...................................   15
     Termination...................................................   15

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                     PAGE
                                                                     ----

EMINENT DOMAIN.....................................................   15

     Substantial Taking............................................   15
     Partial Taking; Abatement of Rent.............................   15
     Condemnation Award............................................   16
     Temporary Taking..............................................   16

DEFAULTS AND REMEDIES..............................................   16

     Default By Tenant.............................................   16
     Notices.......................................................   17
     Landlord's Remedies; Termination..............................   17
     Landlord's Remedies; Re-Entry Rights..........................   17
     Landlord's Remedies Re-Letting................................   17
     Landlord's Remedies Performance for Tenant....................   18
     Late Payment..................................................   18
     Lien for Rent.................................................   18
     Rights and Remedies Cumulative................................   18

LANDLORD'S DEFAULT.................................................   18

ASSIGNMENT AND SUBLETTING..........................................   18

     Restriction on Transfer.......................................   18
     Corporate and Partnership Transfers...........................   19
     Permitted Controlled Transfers................................   19
     Transfer Notice...............................................   19
     Landlord's Options............................................   19
     Reasonable Disapproval........................................   19
     Additional Conditions.........................................   20
     Excess Rent...................................................   20
     Termination Rights............................................   20
     No Release....................................................   20
     Administrative and Attorneys' Fees............................   21

SUBORDINATION......................................................   21

ESTOPPEL CERTIFICATE...............................................   21

     Tenant's Obligations..........................................   21
     Tenant's Failure to Deliver...................................   21

BUILDING PLANNING..................................................   22

RULES AND REGULATIONS..............................................   22

MODIFICATION AND CURE RIGHT OF LANDLORD'S MORTGAGEES AND LESSORS...   22

     Modifications.................................................   22
     Cure Rights...................................................   22

DEFINITION OF LANDLORD.............................................   22

WAIVER.............................................................   22

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                     PAGE
                                                                     ----

PARKING............................................................   23

     Grant of Parking Rights.......................................   23
     Visitor Parking...............................................   23
     Use of Parking Spaces.........................................   23
     General Provisions............................................   23
     Cooperation with Traffic Mitigation Measures..................   24
     Parking Rules and Regulations.................................   24

FORCE MAJEURE......................................................   24

SIGNS..............................................................   24

LIMITATION ON LIABILITY............................................   24

FINANCIAL STATEMENTS...............................................   25

QUIET ENJOYMENT....................................................   25

MISCELLANEOUS......................................................   25

     Conflict of Laws..............................................   25
     Successors and Assigns........................................   25
     Professional Fees and Costs...................................   25
     Terms and Headings............................................   25
     Time..........................................................   25
     Prior Agreements Amendments...................................   25
     Separability..................................................   25
     Recording.....................................................   26
     Counterparts..................................................   26
     Nondisclosure of Lease Terms..................................   26
     Use of Project or Building Name...............................   26
     No Light and Air Easement.....................................   26

RESOLUTION OF DISPUTES.............................................   26

     Reference of Dispute..........................................   26
     Cooperation...................................................   27
     Allocation of Costs...........................................   27

EXECUTION OF LEASE.................................................   27

     Joint and Several Obligations.................................   27
     Tenant as Corporation or Partnership..........................   27
     Examination of Lease..........................................   27

                             OFFICE BUILDING LEASE
                             ---------------------


          THIS OFFICE BUILDING LEASE ("Lease") is entered into as of the _____ day of June, 1996 by and between McDonnell Douglas Realty Company, a California corporation ("Landlord"), and AUTO-BY-TEL CORPORATION, a Delaware corporation ("Tenant").

           1.   BASIC LEASE TERMS. For purposes of this Lease, the following
                -----------------
terms have the following definitions and meanings:

                (a)  LANDLORD: McDonnell Douglas Realty Company, a California
                     --------
corporation.

                (b)  LANDLORD'S ADDRESS:
                     ------------------

                     McDonnell Douglas Realty Company
                     4060 Lakewood Boulevard
                     6th Floor
                     Long Beach, CA 90808-1700
                     Attention: Lease Administrator

with a copy to:

                     Prentiss Properties
                     18881 Von Karman Avenue, Suite 220
                     Irvine, CA 92715
                     Attention: Property Manager

or such other place(s) as Landlord may from time to time designate by notice to Tenant.

                (c)  TENANT:  AUTO-BY-TEL CORPORATION, a Delaware corporation
                     ------

                (d)  TENANT'S ADDRESS:
                     ----------------

                     After the Commencement Date, to the Premises or to:

                     To the Premises, attention:  Brian MacDonald

                     Prior to the Commencement Date:
                     2711 East Coast Highway
                     Suite 203
                     Corona Del Mar, California 92625
                     Attention: Brian MacDonald

                (e)  PROJECT: The real property commonly known as Douglas Plaza
                     -------
and located in the City of Irvine ("City"), County of Orange ("County"), State of California ("State"), as shown on the site plan attached hereto as
Exhibit "A".
-----------

                (f)  BUILDING: The office building located within the
                     --------
Development, containing approximately 45,802 rentable square feet, with the street address of 18872 MacArthur Boulevard, Irvine, California.

                (g)  PREMISES: The premises outlined on the floor plan attached
                     --------
hereto as Exhibit "B", located on the second floor of the Building, in Suite
          -----------
200, containing 12,280 rentable square feet and 11,767 usable square feet.

                (h)  TENANT'S PERCENTAGE: Tenant's percentage of the Building on
                     -------------------
a rentable square foot basis, which initially is 26.81%.

                (i)  TERM:  5 Lease Years.
                     ----

                (j)  TARGET COMMENCEMENT DATE:  August 1, 1996.
                     ------------------------

                (k)  COMMENCEMENT DATE: The earlier to occur of (i) the date
                     -----------------
Landlord notifies Tenant that the Tenant Improvements are Substantially Complete (as defined in Exhibit "C" attached hereto), or (ii) the date Tenant occupies
               -----------
all or a portion of the Premises for any purpose.

                (l)  INITIAL MONTHLY BASE RENT: $10,438.00 (based on $0.85 per
                     -------------------------
rentable square foot), subject to adjustment/abatement as provided in SUBSECTION 1(m), and as otherwise provided in this Lease.

                (m)  ADJUSTMENT TO MONTHLY BASE RENT: Monthly Base Rent will be
                     -------------------------------
adjusted in accordance with the following:

                     LEASE YEAR OR MONTHS              MONTHLY BASE RENT
                     --------------------     ---------------------------------

                         Months 13-24         $14,736.00, based on $1.20 per
                                              rentable square foot.

                         Months 25-36         $16,578.00, based on $1.35 per
                                              rentable square foot.

                         Months 37-48         $17,806.00, based on $1.45 per
                                              rentable square foot.

                         Months 49-60         $18,788.40, based on $1.53 per
                                              rentable square foot.

                (n)  OPTION TERM RENT:  See Addendum.
                     ----------------

                (o)  SECURITY DEPOSIT: $20,600.00, to be delivered to Landlord
                     ----------------
prior the start of the 36th month of the Term. See Addendum for Letter of Credit requirements.

                (p)  TENANT IMPROVEMENTS: All tenant improvements installed or
                     -------------------
to be installed by Landlord or Tenant within the Premises to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as Exhibit "C".
                   -----------

                (q)  TENANT IMPROVEMENT ALLOWANCE: Up to $20.00 per usable
                     ----------------------------
square foot, to be provided and applied as set forth in the Work Letter Agreement attached hereto as Exhibit "C".
                             -----------

                (r)  PERMITTED USE: General office use in compliance with
                     -------------
applicable laws, and no other use without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion.

                (s)  PARKING SPACES:  40 unreserved spaces
                     --------------    4 reserved spaces

Tenant shall be allowed to use an additional 5 stalls, as available and in a location to be determined by Landlord at no additional charge to Tenant throughout the term of the lease.

                (t)  INITIAL MONTHLY PARKING RENT:
                     ----------------------------

                     No charge per unreserved space

                     No charge per reserved space

                     After the initial Term, the rate for Monthly Parking Rent shall be subject to adjustment per Section 32.

                (u)  BASE YEAR:  1996.
                     ---------

                (v)  BROKER(S):
                     ---------

                     Tenant's Broker: Professional Real Estate Services
                                      ---------------------------------
                     Landlord's Broker: Prentiss Property Services

                (w)  INTEREST RATE: shall mean the greater of ten percent (10%)
                     -------------
per annum or two percent (2%) in excess of the prime lending or reference rate of Wells Fargo Bank N.A. or any successor bank in effect on the twenty-fifth
(25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate imposition; provided, however, the Interest Rate will in no event exceed the maximum interest rate permitted to be charged by applicable law.

                (x)  GUARANTOR(S):  N/A.
                     ------------

                (y)  EXHIBITS: A through I, inclusive, which Exhibits are
                     --------
attached to this Lease and incorporated herein by this reference. As provided in
SECTION 3, a completed version of Exhibit "D" will be delivered to Tenant after
                                  -----------
Landlord delivers possession of the Premises to Tenant.

                (z)  ADDENDUM: The Addendum attached to this Lease and
                     --------
incorporated herein by this reference.

          This SECTION 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this SECTION 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

          2.    PREMISES AND COMMON AREAS
                -------------------------

                (a)  PREMISES. Landlord hereby leases to Tenant and Tenant
                     --------
hereby leases from Landlord, without representation or warranty, express or implied, the Premises described in SUBSECTION 1(g). The rentable square feet and usable square feet of the Premises and the Building set forth above in SECTION 1 shall be deemed to be the rentable square feet and usable square feet of the Premises and Building for all purposes, whether the actual rentable square feet or usable square feet may be more or less than the amounts set forth above. In that regard, Landlord and Tenant have each been given an opportunity to measure or re-measure the square footage of the Premises prior to execution of this Lease and Landlord and Tenant each hereby waive any rights they may have following execution of this Lease to remeasure the Premises or Building or claim that the rentable square feet or usable square feet of the Premises or Building is other than as set forth in SECTION 1; provided, however, that Landlord shall have the right to remeasure the Premises square footage and the Building square footage following any alterations, additions or improvements thereto.

                (b)  MUTUAL COVENANTS. Landlord and Tenant agree that the
                     ----------------
letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

                (c)  TENANT'S USE OF COMMON AREAS. During the Term of this
                     ----------------------------
Lease, Tenant shall have the nonexclusive right to use in common with Landlord and all persons, firms and corporations conducting business in the Project and their respective customers, guests, licensees, invitees, subtenants, employees and agents (collectively, "Project Occupants"), subject to the terms of this Lease, the Rules and Regulations referenced in SECTION 32 and all covenants, conditions and restrictions now or hereafter affecting the Project, the following common areas of the Building and/or the Project (collectively, the "Common Areas"), all of which shall be subject to Landlord's sole management and control and shall be operated and maintained in such manner as Landlord in its discretion shall determine:

                     (i) The Building's common entrances, hallways, lobbies, public restrooms on multi-tenant floors, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment within the Building which serve the Premises (collectively, "Building Common Areas"); and

                     (ii) The parking facilities of the Project which serve the Building (subject to the provisions of Exhibit "H"), loading and unloading
                                       -----------
areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, plaza areas, fountains and similar areas and facilities situated within the Project and appurtenant to the Building which are not reserved for the exclusive use of any Project Occupants (collectively, "Project Common Areas").

                (d)  LANDLORD'S RESERVATION OF RIGHTS. Provided Tenant's use of
                     --------------------------------
and access to the Premises and parking to be provided to Tenant under this Lease is not interfered with in an unreasonable manner, Landlord reserves for itself and for all other owner(s) and operator(s) of the Project Common Areas and the balance of the Project, the right from time to time to: (i) install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building; (ii) make changes to the design and layout of the Project, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, and, subject to the parking provisions contained in SECTION 32 and Exhibit "H", parking spaces and
                                               -----------
parking areas; and (iii) use or close temporarily the Building Common Areas, the Project Common Areas and/or other portions of the Project while engaged in making improvements, repairs or alterations to the Building, the Project, or any portion thereof.

          3.    TERM; COMMENCEMENT DATE. The term of this Lease ("Term") will be
                -----------------------
for the period designated in SUBSECTION L(i), commencing on the Commencement Date, and ending as of midnight on the last day of the month in which the expiration of such period occurs (the "Expiration Date"), unless terminated earlier as provided herein. Each consecutive twelve (12) month period of the Term of this Lease, commencing on the Commencement Date, will be referred to herein as a "Lease Year". Landlord's Notice of Lease Term Dates and Tenant's Percentage ("Notice"), in the form of Exhibit "D" attached hereto, will set
                                      -----------
forth the Commencement Date, the date upon which the Term of this Lease shall end, the rentable square feet within the Premises and the Building, and Tenant's Percentage and will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant. The Notice will be binding upon Tenant unless Tenant objects to the Notice in writing within five (5) days of Tenant's receipt of the Notice.

         4.     POSSESSION.
                ----------

                (a)  DELIVERY OF POSSESSION. Landlord agrees to deliver
                     ----------------------
possession of the Premises to Tenant in accordance with the terms of the Work Letter Agreement attached hereto as Exhibit "C". Notwithstanding the foregoing,
                                    -----------
Landlord will not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant and the Letter of Credit described in the Addendum; (ii) the first installment of Monthly Base Rent; (iii) executed copies of policies of insurance or certificates thereof as required under SECTION 19 of this Lease; (iv) copies of all governmental permits and authorizations, if any, required in connection with Tenants operation of its business within the Premises; and (v) if Tenant is a corporation or partnership, such evidence of due formation, valid existence and authority as Landlord may reasonably require, which may include, without limitation, a certificate of good standing, certificate of secretary, articles of incorporation, statement of partnership, or other similar documentation.

                (b)  CONDITION OF PREMISES. By taking possession of the
                     ---------------------
Premises, Tenant will be deemed to have accepted the Premises in its condition on the date of delivery of possession and to have acknowledged that the Tenant Improvements have been installed as required by the Work Letter Agreement and that there are no additional items needing work or repair. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Project or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business and Tenant further acknowledges that Landlord has no obligation to construct or complete any additional buildings or improvements within the Project.

                (c)  USE AND OCCUPANCY PRIOR TO COMMENCEMENT DATE. If Tenant
                     --------------------------------------------
shall for any reason use or occupy the Premises in any way prior to the Commencement Date, then during such prior use or occupancy Tenant shall be a tenant of Landlord and shall be subject to the covenants and agreements set forth in this Lease other than provisions pertaining to the payment of Monthly Base Rent. Nothing herein shall be construed as Landlord's consent to Tenant's use or occupancy of the Premises for any reason prior to the Commencement Date.

          5.    RENT.
                ----

                (a)  MONTHLY BASE RENT. Tenant agrees to pay Landlord the
                     -----------------
Monthly Base Rent for the Premises (subject to adjustment as hereinafter provided) in advance on the first day of each calendar month during the Term, except that Tenant agrees to pay the Monthly Base Rent for the first full calendar month of the Term directly to Landlord concurrently with Tenant's delivery of the executed Lease to Landlord. If the Term of this Lease commences on a day other than the first day of a calendar month, then the rent for such period will be prorated in the proportion that the number of days this Lease is in effect during such period bears to the number of days in such month. All rent must be paid to Landlord, without any deduction or offset, in lawful money of the United States of America, at the address designated by Landlord (and if no such address is designated, at the address first set forth in SUBSECTION 1(b)) or to such other person or at such other place as Landlord may from time to time designate in writing. Monthly Base Rent will be adjusted during the Term of this Lease as provided in SUBSECTION l(m). All monthly installments of Monthly Base Rent shall be due and payable as aforesaid whether or not Landlord shall have given Tenant any prior written notice or bill with respect thereto, and Landlord shall have no obligation whatsoever to give Tenant any written notice or bill with respect to any Monthly Base Rent installment.

                (b)  ADDITIONAL RENT. All amounts and charges to be paid by
                     ---------------
Tenant hereunder, including, without limitation, payments for Operating Expenses, insurance, repairs, parking and after-hours HVAC charges, will be considered "Additional Rent" for purposes of this Lease. Monthly Base Rent and Additional Rent and all other sums payable by Tenant under this Lease (collectively, "Rent") shall be deemed to be and shall be treated as rent and shall be payable and recoverable as rent, and Landlord shall have all rights against Tenant for default in any payment of Additional Rent or such other sum as in the case of non-payment of Monthly Base Rent.

                (c)  LATE PAYMENTS. Late payments of Monthly Base Rent and/or
                     -------------
any item of additional rent will be subject to interest and a late charge as provided in SUBSECTION 22(f).

          6.    OPERATING EXPENSES.
                ------------------

                (a)  OPERATING EXPENSES. In addition to Monthly Base Rent,
                     ------------------
throughout the Term of this Lease, Tenant agrees to pay Landlord as additional rent in accordance with the terms of this SECTION 6, Tenants Percentage (as defined in SUBSECTION 1(h) of Operating Expenses (as defined in Exhibit "E"
                                                                -----------
attached hereto) to the extent Tenant's Percentage of Operating Expenses exceeds Tenant's Percentage of the Base Year Operating Expenses (as hereinafter defined).

                (b)  BASE YEAR OPERATING EXPENSES. "Base Year Operating
                     ----------------------------
Expenses" shall mean the actual Operating Expenses for the Base Year set forth in SUBSECTION 1(u).

                (c)  ESTIMATE STATEMENT. As soon as practicable after the
                     ------------------
expiration of the Base Year, and as soon as practicable after January 1st of each subsequent calendar year during the Term of this Lease, Landlord will endeavor to deliver to Tenant a statement ("Estimate Statement') wherein Landlord will estimate both the Operating Expenses and Tenant's Percentage of Operating Expenses for the then current calendar year. If the estimate of Tenants Percentage of Operating Expenses in the Estimate Statement exceeds Tenant's Percentage of Base Year Operating Expenses, Tenant agrees to pay Landlord, as Additional Rent, one-twelfth (1/12th) of such excess each month thereafter, beginning with the next installment of rent due, until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year; except that, concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of such excess (less any applicable Operating Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. If at any time and from time to time during the Term of this Lease, Landlord reasonably determines that Tenant's Percentage of Operating Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate Statement, Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within ten (10) days of receipt of the revised Estimate Statement, the difference between the amount owed by Tenant under such revised Estimate Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter Tenant agrees to pay Tenant's Percentage of Operating Expenses based on such revised Estimate Statement until Tenant receives the next calendar year's Estimate Statement or a new revised Estimate Statement for the current calendar year. In the event Tenant's Percentage of Operating Expenses for any calendar year is less than Tenant's Percentage of Base Year Operating Expenses, Tenant will not be entitled to a credit against any rent, additional rent or Tenant's Percentage of future Operating Expenses payable hereunder.

                (d)  ACTUAL STATEMENT. As soon as practicable after expiration
                     ----------------
of the calendar year following the Base Year, and as soon as practicable after expiration of each subsequent calendar year during the Term of this Lease, Landlord will also endeavor to deliver to Tenant a statement ("Actual Statement') which states the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is more than the total Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Tenant agrees to pay Landlord the difference in a lump sum within ten (10) days of receipt of the Actual Statement. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is less than the Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Landlord will credit any overpayment toward the next monthly installment(s) of Tenant's Rent due under this Lease.

                (e)  MISCELLANEOUS. Any delay or failure by Landlord in
                     -------------
delivering any Estimate Statement or Actual Statement pursuant to this SECTION 6 will not constitute a waiver of its right to require an increase in rent nor will it relieve Tenant of its obligations pursuant to this SECTION 6, except that Tenant will not be obligated to make any payments based on such Estimate Statement or Actual Statement until ten (10) days after receipt of such Estimate Statement or Actual Statement. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of the actual Operating Expenses for the year in which this Lease terminates, Tenant agrees to promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall promptly be rebated by Landlord to Tenant. Prior to the expiration or sooner termination of the Lease Term and Landlord's acceptance of Tenant's surrender of the Premises, Landlord will have the right to estimate the actual Operating Expenses for the then current Lease Year and to collect from Tenant prior to Tenant's surrender of the Premises, Tenant's Percentage of any excess of such actual Operating Expenses over the estimated Operating Expenses paid by Tenant in such Lease Year. Notwithstanding anything to the contrary set forth in Exhibit "E", when calculating the Base Year Operating Expenses, such
         -----------
Operating Expenses shall not include any increase in Real Property Taxes and Assessments attributable to special assessments, charges, costs, or fees, or due to modifications or changes in governmental laws or regulations, including but not limited to the institution of a split tax roll, and Base Year Operating Expenses shall exclude market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages and amortized costs relating to capital improvements. If, in any Lease Year, the amount of Real Property Taxes and Assessments attributable to the Project, inclusive of tenant improvements, decreases, then for purposes of all subsequent calendar years, including the calendar year in which such decrease in Real Property Taxes and Assessments occurred, Base Year Operating Expenses shall be decreased by an amount equal to the decrease in Real Property Taxes and Assessments.

                (f)  AFTER-HOURS HVAC. In addition to Monthly Base Rent and
                     ----------------
Tenant's Percentage of Operating Expenses, Tenant agrees to pay Landlord the cost charged by Landlord from time to time for after-hours HVAC (currently $17/hour) used by or attributable to Tenant, plus any costs to maintain the HVAC system due to Tenants after-hours HVAC usage. If such after-hours HVAC is not separately metered, Landlord may allocate to Tenant its share of the after-hours HVAC costs, as Landlord may equitably determine. Landlord shall provide Tenant a monthly invoice of the HVAC costs payable by Tenant, and Tenant shall pay for such costs within ten (10) days of receiving each invoice.

                (g)  TENANT'S AUDIT RIGHTS. The information set out in the
                     ---------------------
statements submitted to Tenant pursuant to this SECTION 6 shall be binding on Tenant unless Tenant gives written notice to Landlord within thirty (30) days after Landlord's submission of such statement stating that Tenant intends to cause Landlord's books and records with respect to the preceding calendar year to be audited by a certified public accountant ("CPA") acceptable to Landlord, identifying the statement in question and setting out in reasonable detail the reason why such statement should not be binding on Tenant. If Tenant does not timely exercise its right to have Landlord's books and records audited, or does not cause such audit to be accomplished within ninety (90) days after notice of its election to do so, Tenant's right to object to any such statement shall lapse. Tenant shall pay all costs of such audit (including, without limitation, any and all copying costs), unless the actual amount of Additional Rent for the calendar year in question is determined by the CPA to be seven percent (7%) less than the amount of Additional Rent for the same calendar year set forth in the statement submitted to Tenant by Landlord, in which event Landlord shall pay for the audit. Any such audit shall occur only in such offices and such location as Landlord shall designate. The amount of Additional Rent payable by Tenant to Landlord shall be appropriately adjusted on the basis of such audit and, if the audit shows that Landlord has overcharged Tenant, Landlord shall credit such overcharge against the next installment of Rent coming due hereunder.

        28.     SECURITY DEPOSIT. Concurrently with Tenant's execution of this
                ----------------
Lease, Tenant will deliver to Landlord the Letter of Credit as described in, and in accordance with, the Addendum. In addition, prior to the start of the 36th month of the Term, Tenant will deposit with Landlord the Security Deposit designated in SUBSECTION 1(o). The Security Deposit is in an amount equal to one hundred ten percent (110%) of the highest Monthly Base Rent amount anticipated for the initial Lease Term. The Security Deposit will be held by Landlord as security for the full and faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant fully and faithfully performs its obligations under this Lease, including, without limitation, surrendering the Premises upon the expiration or sooner termination of this Lease in compliance with SUBSECTION 11(a), the Security Deposit or any balance thereof will be returned to Tenant (or, at Landlord's option, to the last assignee of Tenants interest hereunder) within thirty (30) days following the expiration of the Lease Term or as required under applicable law, provided that Landlord may retain the Security Deposit until such time as any outstanding rent or additional rent amount has been determined and paid in full. The Security Deposit is not, and may not be construed by Tenant to constitute, rent for the last month or any portion thereof. If Tenant defaults with respect to any provisions of this Lease including, but not limited to, the provisions relating to the payment of rent or additional rent, Landlord may (but will not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant agrees, within ten (10) days after Landlord's written demand therefor, to deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall constitute a default under this Lease. Landlord is not required to keep Tenant's Security Deposit separate from its general funds, and Tenant is not entitled to interest on such Security Deposit. Should Landlord sell its interest in the Premises during the Term hereof and deposit with the transferee thereof the then unappropriated Security Deposit funds, Landlord will be discharged from any further liability with respect to such Security Deposit.

         8.     USE.
                ---

                (a)  TENANT'S USE OF THE PREMISES. The Premises may be used for
                     ----------------------------
the use or uses set forth in SUBSECTION 1(r) only, and Tenant will not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Nothing in this Lease will be deemed to give Tenant any exclusive right to such use in the Building or the Project.

                (b)  COMPLIANCE. At Tenant's sole cost and expense, Tenant
                     ----------
agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises, if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used, altered or occupied in violation of, and Tenant, at its sole cost and expense, agrees to use and occupy the Premises and cause the Premises to be used and occupied in compliance with:
(i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force and any requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises, the Building or the Project now or hereafter in force, (ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii) the Certificate of Occupancy issued for the Building, and
(iv) any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the Premises, the Building and/or the Project. Tenant agrees to comply with the Rules and Regulations referenced in SECTION 28. Tenant agrees not to do or permit anything to be done in or about the Premises which will in any manner obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful or unreasonably objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance or waste in or about the Premises or elsewhere within the Project. Tenant agrees not to place a load upon the Premises exceeding the average pounds of live load per square foot of floor area specified for the Building by Landlord's architect, with the partitions to be considered a part of the live load. Landlord reserves the right to reasonably prescribe the weight and positions of safes, files and heavy equipment which Tenant desires to place in the Premises so as to distribute properly the weight thereof. Tenant agrees to install, maintain and use Tenant's business machines and mechanical equipment which may cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building in a manner so as to eliminate or minimize such vibration or noise. Tenant will be responsible for all structural engineering required to determine structural load, as well as the expense thereof. Notwithstanding anything contained in this Lease to the contrary, all transferable development rights related in any way to the Project are and will remain vested in Landlord, and Tenant hereby waives any rights thereto. Without limiting the foregoing or any other provisions of this Lease, Tenant shall be solely responsible for and shall comply with, at Tenant's sole cost and expense, all requirements of Title III of the Americans with Disabilities Act of 1990 (the "ADA") applicable to Tenant's use and occupancy of the Premises, including, without limitation, those provisions of the ADA applicable to the operational policies and activities of Tenant in the Premises and those applicable to the non-structural design and construction elements of any improvements in or to the Premises constructed by or on behalf of or paid for by Tenant (i.e., excluding only those improvements existing within the
               ----
Premises prior to the date of this Lease unless applicable thereto as a result of additional improvements or alterations constructed by or on behalf of or paid for by Tenant).

                (c)  HAZARDOUS MATERIALS. Except for ordinary and general office
                     -------------------
supplies typically used in the ordinary course of business within office buildings, such as copier toner, liquid paper, glue, ink and common household cleaning materials (some or all of which may constitute "Hazardous Materials" as defined in this Lease), Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building, the Common Areas or any other portion of the Project by Tenant, its agents, employees, subtenants, assignees, contractors or invitees (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Upon the expiration or sooner termination of this Lease, Tenant agrees to remove from the Premises, the Building and the Project, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in or under the Premises, the Building and/or the Project or any portion thereof by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in or about the Premises, the Building or any other portion of the Project and which are caused or permitted by Tenant or any of Tenant's Parties. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials in the Premises, the Building or any other portion of the Project which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), and freon and other chlorofluorocarbons. The provisions of this Subsection 8(c) will survive any termination of this Lease.

         9.     NOTICES. Any notice required or permitted to be given hereunder
                -------
must be in writing and may be given by personal delivery (including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail. Notices to Tenant shall be sufficient if delivered to Tenant at the Premises and notices to Landlord shall be sufficient if delivered to Landlord at the addresses) designated in Subsection l(b). Either party may specify a different address for notice purposes by written notice to the other, except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

        10.     BROKERS. The parties acknowledge that the broker(s) who
                -------
negotiated this Lease are stated in SUBSECTION l(v). Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder
(a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (b) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease.

        11.     SURRENDER; HOLDING OVER.
                -----------------------

                (a)  SURRENDER. The voluntary or other surrender of this Lease
                     ---------
by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies. Upon the expiration or sooner termination of this Lease, Tenant agrees to peaceably surrender the Premises to Landlord broom clean and in a state of first-class order, repair and condition, ordinary wear and tear and casualty damage (if this Lease is terminated as a result thereof pursuant to SECTION 20) excepted, with all of Tenant's personal property and Alterations (as defined in SECTION 13) removed from the Premises to the extent required under SECTION 13 and all damage caused by such removal repaired as required by SECTION 13. Prior to the date Tenant is to actually surrender the Premises to Landlord, Tenant agrees to give Landlord reasonable prior notice of the exact date Tenant will surrender the Premises so that Landlord and Tenant can schedule a walk-through of the Premises to review the condition of the Premises and identify the Alterations and personal property which Tenant is to remove and any repairs Tenant is to make upon surrender of the Premises. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

                (b)  HOLDING OVER.  Tenant will not be permitted to hold over
                     ------------
possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, which consent Landlord may withhold in its sole discretion. If Tenant holds over after the expiration or earlier termination of the Term, Landlord may, at its option, treat Tenant as a tenant at sufferance only, and such continued occupancy by Tenant shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, except that the Monthly Base Rent for any such holdover period shall be equal to the greater of (i) one hundred fifty percent (150%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, or (ii) the then currently scheduled rental rate for comparable space in the Building, in either event prorated on a daily basis; Acceptance by Landlord of rent after such expiration or earlier termination will not result in a renewal of this Lease. The foregoing provisions of this SECTION 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord under this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease in accordance with the terms of this SECTION 11 despite demand to do so by Landlord, Tenant agrees to promptly indemnify, protect, defend and hold Landlord harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and costs), including, without limitation, costs and expenses incurred by Landlord in returning the Premises to the condition in which Tenant was to surrender it and claims made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises.

        12.     TAXES ON TENANT'S PROPERTY. Tenant agrees to pay before
                --------------------------
delinquency all taxes and assessments (real and personal) levied against (a) any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures); and (b) any Tenant Improvements or Alterations (as defined in SECTION 13) in the Premises (whether installed and/or paid for by Landlord or Tenant) to the extent such items are assessed at a valuation higher than the valuation at which tenant improvements conforming to Landlord's building standard tenant improvements are assessed. If any such taxes or assessments are levied against Landlord or Landlord's property, Landlord may, after written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, in which event Tenant agrees to reimburse Landlord all amounts paid by Landlord within ten (10) business days after demand by Landlord.

        13.     ALTERATIONS. After installation of the initial Tenant
                -----------
Improvements for the Premises pursuant to Exhibit "C", Tenant may, at its sole
                                          -----------
cost and expense, make alterations, additions, improvements and decorations to the Premises (collectively, "Alterations") subject to and upon the following terms and conditions:

                (a) Tenant may not make any Alterations which: (i) affect any area outside the Premises; (ii) affect the Building's structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building or the Building Common Areas; (iv) in the reasonable opinion of Landlord, lessen the value of the Building; or (v) will violate or require a change in any occupancy certificate applicable to the Premises.

                (b) Before proceeding with any Alterations which are not prohibited in SUBSECTION 13(a), Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such Alterations, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord's prior approval will not be required for any such Alterations which are not prohibited by SUBSECTION 13(a) and which cost less than Two Thousand Five Hundred Dollars ($2,500) as long as (i) Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings for any such Alterations at least ten (10) days prior to commencement of the work thereof, and (ii) the other conditions of this SECTION 13 are satisfied, including, without limitation, conforming to Landlord's rules, regulations and insurance requirements which govern contractors. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities. In approving any Alterations, Landlord reserves the right to require Tenant to increase its Security Deposit to provide Landlord with additional reasonable security for the proper installation and removal of such Alterations by Tenant as may be required by this Lease.

                (c) Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord reserves the right to require that Landlord's designated contractor(s) for the Building be given the first opportunity to bid for any Alteration work. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days' prior written notice and Tenant's contractors must obtain, on behalf of Tenant and at Tenant's sole cost and expense: (i) all necessary governmental permits and approvals for the commencement and completion of such Alterations; and (ii) if requested by Landlord, a completion and lien indemnity bond, or other surety, reasonably satisfactory to Landlord for such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of SECTION 19 of this Lease.

                (d) All Alterations must be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) in a lien-free and first-class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to interfere with the occupancy of any other tenant in the Building, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building; and
(v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate.

                (e) The Tenant Improvements, including, without limitation, all affixed sinks, dishwashers and other fixtures, and all Alterations will become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Tenant shall, prior to the end of the Term, remove such of the Alterations in the Premises as Landlord shall direct to be removed by written notice to Tenant. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this SECTION 13. If Landlord requires Tenant to remove any Alterations, Tenant, at its sole cost, agrees to remove the identified Alterations on or before the expiration or sooner termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, Tenant agrees to pay to Landlord all of Landlord's costs of such removal and repair).

                (f) Tenant agrees to pay Landlord, as additional rent, the reasonable costs of professional services and costs for general conditions of Landlord's third party consultants if utilized by Landlord for review of all plans, specifications and working drawings for any Alterations, within ten (10) business days after Tenant's receipt of invoices either from Landlord or such consultants. In addition, Tenant agrees to pay Landlord, within ten (10) business days after completion of any Alterations, a fee to cover Landlord's costs of supervising and administering the installation of such Alterations, in the amount of ten percent (10%) of the cost of such Alterations, but in no event less than Two Hundred Fifty Dollars ($250.00).

                (g) All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant's business and trade fixtures, furniture, movable partitions and equipment (such as telephones, copy machines, computer terminals, refrigerators and facsimile machines]) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or sooner termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or sooner termination of this Lease.

                (h) If Tenant fails to remove by the expiration or sooner termination of this Lease all of its personal property, or any Alterations identified by Landlord for removal, Landlord may (without liability to Tenant for loss thereof) treat such failure as a hold-over pursuant to SUBSECTION 11(b), and/or treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or
(b) upon ten (10) days' prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

        35.     REPAIRS.
                -------

                (a)  LANDLORD'S OBLIGATIONS. Landlord agrees to repair and
                     ----------------------
maintain the structural portions of the Building and the plumbing, heating, ventilating, air conditioning, elevator and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are (i) attributable to items installed in Tenant's Premises which are above standard interior improvements (such as, for example, custom lighting, special HVAC and/or electrical panels or systems, kitchen or restroom facilities and appliances constructed or installed within Tenants Premises) or (ii) caused in part or in whole by the act, neglect or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant will pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord will not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in SECTION 20, Tenant will not be entitled to any abatement of rent and Landlord will not have any liability by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute, ordinance, rule, regulation, order or ruling (including, without limitation, the provisions of California Civil Code Sections 1941 and 1942 and any successor statutes or laws of a similar nature).

                (b)  TENANT'S OBLIGATIONS. Tenant agrees to keep, maintain and
                     --------------------
preserve the Premises in first class condition and repair and, when and if needed, at Tenant's sole cost and expense, to make all repairs to the Premises and every part thereof. Any such maintenance and repairs will be performed by Landlord's contractor, or at Landlord's option, by such contractor or contractors as Tenant may choose from an approved list to be submitted by Landlord. Tenant agrees to pay all costs and expenses incurred in such maintenance and repair within seven (7) days after billing by Landlord or such contractor or contractors. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in SECTION 15. Except as provided in SUBSECTION 14(a), Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof.

                (c)  TENANT'S FAILURE TO REPAIR. If Tenant refuses or neglects
                     --------------------------
to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Landlord, Landlord, at any time following ten (10) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord as additional rent, Landlord's costs for making such repairs plus an amount not to exceed ten percent (10%) of such costs for overhead, within ten
(10) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such ten (10) day period will bear interest at the Interest Rate until paid by Tenant.

        15.     LIENS. Tenant agrees not to permit any mechanic's, materialmen's
                -----
or other liens to be filed against all or any part of the Project, the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. At Landlord's request, Tenant agrees to provide Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials at the Premises. Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Project, the Building or the Premises. If Tenant fails to cause any such liens to be so released or bonded within ten (10) days after filing thereof, such failure will be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Section 22, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord within ten (10) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

        16.     ENTRY BY LANDLORD. Landlord and its employees and agents will at
                -----------------
all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of nonresponsibility, and/or to repair the Premises as permitted or required by this Lease. In exercising such entry rights, Landlord will endeavor to minimize, as reasonably practicable, the interference with Tenants business, and will provide Tenant with reasonable advance notice of any such entry (except in emergency situations). Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord will at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord will have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises. Landlord will not be liable to Tenant for any damages or losses for any entry by Landlord.

        17.     UTILITIES AND SERVICES. Landlord agrees to furnish or cause to
                ----------------------
be furnished to the Premises the utilities and services described in the Standards for Utilities and Services attached hereto as Exhibit "F", subject to
                                                        -----------
the conditions and in accordance with the standards set forth therein. Landlord may require Tenant from time to time to provide Landlord with a list of Tenant's employees and/or agents which are authorized by Tenant to subscribe on behalf of Tenant for any additional services which may be provided by Landlord. Any such additional services will be provided to Tenant at Tenant's cost. Landlord will not be liable to Tenant for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following:
(i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other cause beyond Landlord's reasonable control. In addition, in the event of any stoppage or interruption of services or utilities, Tenant shall not be entitled to any abatement or reduction of rent (except as expressly provided in Exhibit "F" and, except as expressly provided in SUBSECTION 20(f) or SUBSECTION 21(b), if such failure results from a damage or taking described therein), no eviction of Tenant will result from such failure and Tenant will not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord agrees to diligently attempt to resume service promptly. If Tenant requires or utilizes more water or electrical power than is considered reasonable or normal by Landlord, as described under Exhibit "F", Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage and/or Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant agrees thereafter to pay all charges of the utility providing service and Landlord will make an appropriate adjustment to Tenant's Operating Expenses calculation to account for the fact Tenant is directly paying such metered charges, provided Tenant will remain obligated to pay its proportionate share of Operating Expenses subject to such adjustment.

        18.     WAIVER AND INDEMNIFICATION.
                --------------------------

                (a)  TENANT'S WAIVER. Tenant, as a material part of the
                     ---------------
consideration to Landlord, hereby agrees that neither Landlord nor any Landlord Indemnified Parties (as hereinafter defined) will be liable to Tenant for, and Tenant expressly waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, any and all loss or damage to property or injury to persons in, upon or about the Premises, the Building or the Project resulting from any cause whatsoever, including, without limitation, any such loss, damage or injury caused by other tenants or persons in or about the Building or the Project, caused to property entrusted to employees of the Building, caused by theft or otherwise, or resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or any other portion of the Project or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness; provided, however, that Landlord shall nevertheless be responsible to the extent and in the proportion that any such loss, damage or injury is ultimately determined to be caused by Landlord's gross negligence or willful misconduct; provided, further, however, that notwithstanding the foregoing or anything to the contrary contained in this Lease, neither Landlord nor any Landlord Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties or for interference with light or other incorporeal hereditaments. Tenant agrees to give prompt notice to Landlord in case of fire or accidents in the Premises or the Building, or of defects therein or in the fixtures or equipment. Without limitation on the generalities of the foregoing, Tenant acknowledges that Landlord has agreed not to require Tenant to maintain business interruption or loss of income insurance and, in consideration of such agreement, Tenant specifically waives any and all claims against Landlord or any Landlord indemnified parties with respect to any and all loss or damage which would have been covered under such insurance.

                (b)  TENANT'S INDEMNIFICATION OF LANDLORD. Tenant will be liable
                     ------------------------------------
for, and agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's affiliates, partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties"), from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (i) any act or omission of Tenant or any of Tenant's agents, employees, contractors, subtenants, assignees, licensees or invitees (collectively, "Tenant Parties"); (ii) the use of the Premises and Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done by Tenant or any Tenant Parties, in or about the Premises, the Building or elsewhere within the Project; and/or (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. Notwithstanding the foregoing, Tenant shall not be liable to the extent and in the proportion that damage or injury is ultimately determined to be caused by the gross negligence or willful misconduct of Landlord. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, agrees to defend the same at Tenant's expense by counsel approved in writing by Landlord, which approval Landlord will not unreasonably withhold.

                (c)  SURVIVAL; NO RELEASE OF INSURERS. Tenants indemnification
                     --------------------------------
obligations under SUBSECTION 18(b) will survive the expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification obligation in SUBSECTION 18(a) and SUBSECTION 18(b), are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

        19.     INSURANCE.
                ---------

                (a)  TENANT'S INSURANCE. On or before the earlier to occur of
                     ------------------
(i) thirty (30) days after Tenant executes the Lease, or (ii) the date Tenant commences any work of any type in the Premises pursuant to this Lease (which may be prior to the Commencement Date), and continuing throughout the entire Term hereof and any other period of occupancy, Tenant agrees to keep in full force and effect, at its sole cost and expense, the following insurance:

                     (i) Property insurance coverage written on the broadest available "all risk" (special-causes-of-loss) policy form or an equivalent form acceptable to Landlord, including at least the following perils: fire and extended coverage, smoke damage, vandalism, malicious mischief, sprinkler leakage. This insurance policy must be upon all property owned by Tenant, for which Tenant is legally liable, or which is installed at Tenant's expense, and which is located in the Building including, without limitation, any Tenant Improvements which satisfy the foregoing qualification and any Alterations, and all furniture, fittings, installations, fixtures and any other personal property of Tenant, in an amount not less than the full replacement cost thereof.

                     (ii) Commercial General Liability Insurance or Comprehensive General Liability Insurance (on an occurrence form) insuring bodily injury, personal injury and property damage including the following divisions and extensions of coverage: Premises and Operations; Owners and Contractors protective; blanket contractual liability (including coverage for Tenant's indemnity obligations under this Lease); products and completed operations; liquor liability (if Tenant serves alcohol on the Premises); and fire legal liability in an amount not less than $250,000. Such insurance must have the following minimum limits of liability: bodily injury, personal injury and property damage - $2,000,000 each occurrence, provided that if liability coverage is provided by a Commercial General Liability policy the general aggregate limit shall apply separately and in total to this location only (per location general aggregate), and provided further, such minimum limits of liability may be adjusted from year to year to reflect increases in coverages as recommended by Landlord's insurance carrier as being prudent and commercially reasonable for tenants of first class office buildings comparable to the Building, rounded to the nearest five hundred thousand dollars.

                     (iii) Comprehensive Automobile Liability insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 per accident.

                     (iv) Workers Compensation as required by the laws of the State of California with the following minimum limits of liability:
        Coverage A -statutory benefits; Coverage B -$1,000,000 per accident and disease.

                     (v) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Landlord makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant's interests and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate.

                (b)  SUPPLEMENTAL TENANT INSURANCE REQUIREMENTS.
                     ------------------------------------------

                     (i) All policies must be in a form reasonably satisfactory to Landlord and issued by an insurer admitted to do business in the State of California.

                     (ii) All policies must be issued by insurers with a policyholder rating of not lower than "B" and a financial rating of not less than "IX" in the most recent version of Best's Key Rating Guide.

                     (iii) All policies must contain a requirement to notify Landlord (and Landlord's property manager and any mortgagees or ground lessors of Landlord who are named as additional insureds, if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after placing the required insurance, but in any event within the time frame specified in SUBSECTION 19(a), certificate(s) of insurance and/or if required by Landlord, certified copies of each policy evidencing the existence of such insurance and Tenant's compliance with the provisions of this
        SECTION 19. Tenant agrees to cause replacement policies or certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Tenant will be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in SUBSECTION 22(a)(iii), and Landlord will have the right, but not the obligation, to procure such insurance as Landlord deems necessary to protect Landlord's interests at Tenant's expense. If Landlord obtains any insurance that is the responsibility of Tenant under this SECTION 19, Landlord agrees to deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant agrees to promptly reimburse Landlord for such costs as additional rent.

                     (iv) General Liability and Automobile Liability policies under SUBSECTION 19(a)(iii) and SUBSECTION 19(a)(iv) must name Landlord and Landlord's property manager (and at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing) as additional insureds and must also contain a provision that the insurance afforded by such policy is primary insurance and any insurance carried by Landlord and Landlord's property manager or Landlord's mortgagees or ground lessors, if any, will be excess over and non-contributing with Tenant's insurance.

                (c)  TENANT'S USE. Tenant will not keep, use, sell or offer for
                     ------------
sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building or the Project Common Areas. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or the Project Common Areas or results in the need for Landlord to maintain special or additional insurance, Tenant agrees to pay Landlord the cost of any such increase in premiums or special or additional coverage as additional rent within ten (10) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building, the Project Common Areas or the Tenant Improvements showing the various components of such rate, will be conclusive evidence of the several items and charges which make up such rate. Tenant agrees to promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

                (d)  CANCELLATION OF LANDLORD'S POLICIES. If any of Landlord's
                     -----------------------------------
insurance policies are canceled or cancellation is threatened or the coverage reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Tenant will be deemed in material default of this Lease and Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay Landlord the reasonable costs of such remedy as additional rent. If Landlord is unable, or elects not to remedy such condition, then Landlord will have all of the remedies provided for in this Lease in the event of a default by Tenant.

                (e)  MUTUAL WAIVER OF SUBROGATION. Landlord and Tenant each
                     ----------------------------
hereby waive any and all rights of recovery against the other, and against the partners, officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, to the extent such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) or would have been covered by any insurance policy required to be carried under the provisions of this Lease, at the time of such loss or damage. Each of the parties hereto, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, to the extent of the amount of any recovery under such insurance, hereby waives any right of subrogation that it may have against the other. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation. Such waiver shall be expressly included in, and shall comply with the requirements of, the respective insurance policies.

        20.     DAMAGE OR DESTRUCTION.
                ---------------------

                (a)  PARTIAL DESTRUCTION. If the Premises or the Building are
                     -------------------
damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred eighty (180) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to SUBSECTION 20(e) to cover Tenant's obligation for the costs of repair, reconstruction and restoration of any portion of the Tenant Improvements and any Alterations for which Tenant is responsible under this Lease), then Landlord agrees to commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect.

                (b)  SUBSTANTIAL DESTRUCTION. Any damage or destruction to the
                     -----------------------
Premises or the Building which Landlord is not obligated to repair pursuant to SUBSECTION 20(a) shall be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect to either:

                    (i) repair, reconstruct and restore the portion of the Building or the Premises - damaged by such casualty, in which case this Lease shall continue in full force and effect, subject to Tenant's termination right contained in SUBSECTION 20(d); or

                     (ii) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

                (c)  NOTICE. Under any of the conditions of SUBSECTION 20(a) or
                     ------
SUBSECTION 20(b), Landlord agrees to give written notice to Tenant of its intention to repair or terminate, as permitted in such Subsections, within the earlier of sixty (60) days after the occurrence of such casualty, or fifteen
(15) days after Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "Notice Period").

                (d)  TENANT'S TERMINATION RIGHTS. If Landlord elects to repair,
                     ---------------------------
reconstruct and restore pursuant to Subsection 20(b)(i), and if Landlord's contractor estimates that as a result of such damage, Tenant cannot be given reasonable use of and access to the Premises within two hundred seventy (270) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within ten (10) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

                (e)  TENANT'S COSTS AND INSURANCE PROCEEDS. In the event of any
                     -------------------------------------
damage or destruction of all or any part of the Premises, Tenant agrees to immediately (i) notify Landlord thereof, and (ii) deliver to Landlord all property insurance proceeds received by Tenant with respect to any Tenant Improvements and any Alterations, but excluding proceeds for Tenant's furniture, fixtures, equipment and other personal property, whether or not this Lease is terminated as permitted in this SECTION 20, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Tenant Improvements and any Alterations from any and all casualties), Tenant fails to receive insurance proceeds covering the full replacement cost of any Tenant Improvements and any Alterations which are damaged, Tenant will be deemed to have self-insured the replacement cost of such items, and upon any damage or destruction thereto, Tenant agrees to immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items.

                (f)  ABATEMENT OF RENT. In the event of any damage, repair,
                     -----------------
reconstruction and/or restoration described in this SECTION 20, rent will be abated or reduced, as the case may be, in proportion to the degree to which Tenant's use of the Premises is impaired during such period of repair until such use is restored. Except for such abatement of rent, Tenant will not be entitled to any compensation or damages for loss of, or interference with, Tenants business or use or access of all or any part of the Premises resulting from any such damage, repair, reconstruction or restoration.

                (g)  INABILITY TO COMPLETE. Notwithstanding anything to the
                     ---------------------
contrary contained in this SECTION 20, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or the Premises pursuant to SUBSECTION 20(a) or SUBSECTION 20(b)(i), but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is one hundred eighty (180) days after the date estimated by Landlord's contractor for completion thereof by reason of any causes (other than delays caused by Tenant, its subtenants, employees, agents or contractors) which are beyond the reasonable control of Landlord as described in Section 33, then either Landlord or Tenant may elect to terminate this Lease upon ten (10) days' prior written notice given to the other after the expiration of such one hundred eighty (180) day period.

                (h)  DAMAGE NEAR END OF TERM. Landlord and Tenant shall each
                     -----------------------
have the right to terminate this Lease if any damage to the Premises or the Building occurs during the last twelve (12) months of the Term of this Lease where Landlord's contractor estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within sixty (60) days after the date of such casualty. If either party desires to terminate this Lease under this SUBSECTION 20(h), it shall provide written notice to the other party of such election within ten (10) days after receipt of Landlord's contractors repair estimates.

                (i)  WAIVER OF TERMINATION RIGHT. Landlord and Tenant agree that
                     ---------------------------
the foregoing provisions of this SECTION 20 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises (including, without limitation, the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statute or laws of a similar nature).

                (j)  TERMINATION. Upon any termination of this Lease under any
                     -----------
of the provisions of this SECTION 20, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease.

        21.     EMINENT DOMAIN.
                --------------

                (a)  SUBSTANTIAL TAKING. If the whole of the Premises, or such
                     ------------------
part thereof as shall substantially interfere with Tenant's use and occupancy of the Premises, as contemplated by this Lease, is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority.

                (b)  PARTIAL TAKING; ABATEMENT OF RENT. In the event of a taking
                     ---------------------------------
of a portion of the Premises which does not substantially interfere with Tenant's use and occupancy of the Premises, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent will be abated with respect to the part of the Premises which Tenant is deprived of on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any part of the floor area of the Building or the Project is taken (whether or not such taking substantially interferes with

Tenant's use of the Premises), Landlord may terminate this Lease upon thirty
(30) days' prior written notice to Tenant if Landlord also terminates the leases of the other tenants of the Building which are leasing comparably sized space for comparable lease terms.

                (c)  CONDEMNATION AWARD. In connection with any taking of the
                     ------------------
Premises or the Building, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value will be the sole property of Landlord. Tenant agrees not to assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant will have the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

                (d)  TEMPORARY TAKING. In the event of taking of the Premises or
                     ----------------
any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will not abate, and (ii) Tenant will be entitled to receive such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking remains in force at the expiration or earlier termination of this Lease, Tenant will then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under SECTION 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations. For purpose of this SUBSECTION 21(D), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

        43.     DEFAULTS AND REMEDIES.
                ---------------------

                (a)  DEFAULT BY TENANT. The occurrence of any one or more of the
                     -----------------
following events will be deemed a default by Tenant:

                     (i) The abandonment of the Premises by Tenant, which for purposes of this Lease means any absence by Tenant from the Premises for five (5) business days or longer while in default of any other provision of this Lease, or use of the Premises for any purpose other than general offices.

                     (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure continues for a period of three (3) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, the provisions of California Code of Civil Procedure
        Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

                     (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subsection 22(a)(1) or Subsection 22(a)(ii), where such failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, California Code of Civil Procedure Section 1161 regarding unlawful detainer actions and any successor statute or similar law). If the nature of Tenant's default is such that more than thirty
        (30) days are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant commences such cure within such thirty
        (30) day period and thereafter diligently prosecutes such cure to completion; provided, however, if the nature of Tenant's default is such that it is not reasonably susceptible of cure (for example, by way of illustration and not limitation, material misrepresentations in Tenant's financial statements), no cure periods shall be provided.

                     (iv) (A) The making by Tenant or any Guarantor of any general assignment for the benefit of creditors; (B) the filing by or against Tenant or any Guarantor of a petition to have Tenant or such Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)
        days); (C) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (D) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

                (b)  NOTICES. Notices given under this SECTION 22 shall specify
                     -------
the default and one or more applicable Lease provisions, and shall demand that Tenant perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

                (c)  LANDLORD'S REMEDIES; TERMINATION. In the event of any
                     --------------------------------
default by Tenant, in addition to any other remedies available to Landlord at law or in equity under applicable law (including, without limitation, the remedies of Civil Code Section 1951.4 and any successor statute or similar law), Landlord will have the immediate right and option to terminate this Lease and all rights of Tenant hereunder. If Landlord elects to terminate this Lease then, to the extent permitted under applicable law, Landlord may recover from Tenant:

                     (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                     (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus

                     (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus

                     (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom including, but not limited to: attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Alterations, the Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove, as well as the unamortized value of the Tenant Improvements. The unamortized value of the Tenant Improvements shall be determined by taking the total value of the Tenant Improvements and multiplying such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease Term.

                As used in SUBSECTION 22(b)(i) and SUBSECTION 22(b)(ii), the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in SUBSECTION 22(b)(iii), the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                (d)  LANDLORD'S REMEDIES; RE-ENTRY RIGHTS. In the event of any
                     ------------------------------------
default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord will also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the cost of and for the account of Tenant in accordance with the provisions of SUBSECTION 13(i) of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this SUBSECTION 22(c) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

                (e)  LANDLORD'S REMEDIES RE-LETTING. In the event of the
                     ------------------------------
vacation or abandonment of the Premises by Tenant or in the event that Landlord elects to re-enter the Premises or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Landlord elects to relet the Premises, then rents received by Landlord from such reletting will be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such relenting; fourth, to the payment of rent due and unpaid hereunder and the residue, if any, will be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant agrees to pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency will be calculated and paid monthly.

                (f)  LANDLORD'S REMEDIES; PERFORMANCE FOR TENANT. All covenants
                     -------------------------------------------
and agreements to be performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money owed to any party other than Landlord, for which it is liable under this Lease, or if Tenant fails to perform any other act on its part to be performed hereunder, Landlord may, without notice to Tenant, and without waiving or releasing Tenant from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. Landlord's election to make any such payment or perform any such act on Tenant's part shall not give rise to any responsibility of Landlord to continue making the same or similar payments or performing the same on similar acts. Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate from the date of such payment by Landlord until reimbursed by Tenant. This remedy shall be in addition to any other right or remedy of Landlord set forth in this Section 22.

                (g)  LATE PAYMENT. If Tenant fails to pay any installment of
                     ------------
rent or any other payment for which Tenant is obligated under this Lease within five (5) days of when due, such late amount will accrue interest at the Interest Rate and Tenant agrees to pay Landlord as additional rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, Tenant agrees to pay to Landlord concurrently with such late payment amount, as additional rent, a late charge equal to five percent (5%) of the amount due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (i) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment, (ii) such interest and late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and (iii) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of any such interest and late charge will not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. Notwithstanding the foregoing, Landlord shall not impose a late charge or interest on a late installment of rent pursuant to the foregoing unless Landlord has notified Tenant within the previous twenty-four
(24) months that an installment of rent was not paid when due. If Tenant incurs a late charge more than three (3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Tenant cures the late payments for which such late charges are imposed, Landlord will have the right to require Tenant thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term, and the Security Deposit held by Landlord shall be increased and Tenant shall immediately pay to Landlord the amount necessary to increase the Security Deposit to no less than three (3) months Rent (whether or not any Security Deposit was previously required hereunder).

                (h)  LIEN FOR RENT.  [Intentionally Omitted.]
                     -------------

                (i)  RIGHTS AND REMEDIES CUMULATIVE. All rights, options and
                     ------------------------------
remedies of Landlord contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this SECTION 22 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

        44.     LANDLORD'S DEFAULT. Landlord will not be in default in the
                ------------------
performance of any obligation required to be performed by Landlord under this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity, subject to the limitations on liability set forth in SECTION 35 of this Lease.

        24.     ASSIGNMENT AND SUBLETTING.
                -------------------------

                (a)  RESTRICTION ON TRANSFER. Except as expressly provided in
                     -----------------------
this SECTION 24, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like is hereinafter generally referred to as a "Transfer'), without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold.

                (b)  CORPORATE AND PARTNERSHIP TRANSFERS. For purposes of this
                     -----------------------------------
SECTION 24. If Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of twenty-five percent (25%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this SECTION 24. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

                (c)  PERMITTED CONTROLLED TRANSFERS. Notwithstanding the
                     ------------------------------
provisions of this SECTION 24 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof ("Permitted Transfer"), without Landlord's consent and without extending any sublease termination option to Landlord, to any parent, subsidiary or affiliate corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that: (i) at least twenty (20) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subsection 24(d); (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii) the financial net worth of the assignee or sublessee as of the time of the proposed assignment or sublease equals or exceeds that of Tenant as of the date of execution of this Lease; (iv) Tenant remains fully liable under this Lease; and (v) the use of the Premises under SECTION 8 remains unchanged.

                (d)  TRANSFER NOTICE. If Tenant desires to effect a Transfer,
                     ---------------
then at least thirty days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require. If Landlord reasonably requests additional detail, the Transfer Notice will not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any Transfer until such information is provided to it.

                (e)  LANDLORD'S OPTIONS. Within fifteen (15) days of Landlord's
                     ------------------
receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will elect to do one of the following:

                     (i)   consent to the proposed Transfer;

                     (ii) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in SUBSECTION 24(f); or

                     (iii) terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned and recapture all or such portion of the Premises for reletting by Landlord.

                (f)  REASONABLE DISAPPROVAL. Landlord and Tenant hereby
                     ----------------------
acknowledge that Landlord's disapproval of any proposed Transfer pursuant to SUBSECTION 24(e) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) if the Building is less than eighty percent (80%) occupied, if the net effective rent payable by the Transferee (adjusted on a rentable square foot basis) is less than the net effective rent then being quoted by Landlord for new leases in the Building for comparable size space for a comparable period of time; (ii) the proposed Transferee is a governmental entity; (iii) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (iv) the use of the Premises by the Transferee (A) is not permitted by the use provisions in SECTION 8 hereof, or (B) violates any exclusive use granted by Landlord to another tenant in the Building; (v) the Transfer would likely result in a significant and inappropriate increase in the use of the parking areas or Project Common Areas by the Transferee's employees or visitors, and/or significantly increase the demand upon utilities and services to be provided by Landlord to the Premises; (vi) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease; or (vii) the Transferee is not in Landlord's reasonable opinion consistent with Landlord's desired tenant mix. In the event Landlord withholds or conditions its consent and Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under SUBSECTION 24(f) or otherwise has breached or acted unreasonably under this SECTION 24, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee. In any such action, each party shall bear its own attorneys' fees. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant's proposed subtenant or assignee) who claim they were damaged by Landlord's wrongful withholding or conditioning of Landlord's consent.

                (g)  ADDITIONAL CONDITIONS. A condition to Landlord's consent to
                     ---------------------
any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition for granting its consent to any assignment or sublease, Landlord may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. As a condition to Landlord's consent to any sublease, such sublease must provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

                (h)  EXCESS RENT. If Landlord consents to any Transfer, Tenant
                     -----------
agrees to pay to Landlord, as additional rent, fifty percent (50%) of all sums and other consideration payable to and for the benefit of Tenant by the Transferee on account of the Transfer, less reasonable brokerage commissions, attorneys' fees and advertising costs actually expended by Tenant in connection with the Transfer, as and when such sums and other consideration are due and payable by the Transferee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant agrees to instruct the Transferee to pay such sums and other consideration directly to Landlord). If for any proposed sublease Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent fairly allocable to the portion of the Premises which is subleased based on square footage, Tenant agrees to pay to Landlord as additional rent 50% of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration which may be payable to Landlord under this SUBSECTION 24(h), Tenant shall not be entitled to deduct any amounts expended or incurred by Tenant in connection with such Transfer other than as specified above.

                (i)  TERMINATION RIGHTS. If Tenant requests Landlord's consent
                     ------------------
to any assignment or subletting of all or a portion of the Premises, Landlord will have the right, as provided in SUBSECTION 24(e), to terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned effective as of the date Tenant proposes to sublet or assign all or less than all of the Premises. Landlord's right to terminate this Lease as to less than all of the Premises proposed to be sublet or assigned will not terminate as to any future additional subletting or assignment as a result of Landlord's consent to a subletting of less than all of the Premises or Landlord's failure to exercise its termination right with respect to any subletting or assignment. Landlord will exercise such termination right, if at all, by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the financial responsibility information required by this Section
24. Tenant understands and acknowledges that the option, as provided in this
Section 24, to terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned rather than approve the subletting or assignment of all or a portion of the Premises, is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth. In the event of any such termination with respect to less than all of the Premises, the cost of segregating the recaptured space from the balance of the Premises will be paid by Tenant and Tenant's future monetary obligations under this Lease will be reduced proportionately on a square footage basis to correspond to the balance of the Premises which Tenant continues to lease.

                (j)  NO RELEASE. No Transfer will release Tenant of Tenant's
                     ----------
obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of this Lease or sublettings or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

                (k)  ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant effects a
                     ----------------------------------
Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise). Acceptance of the Two Hundred Fifty Dollar ($250.00) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

        25.     SUBORDINATION. At the election of Landlord or any mortgagee or
                -------------
beneficiary with a deed of trust encumbering the Building or the Project or any portion thereof, or any lessor of a ground or underlying lease with respect to the Building or the Project or any portion thereof, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building; and (ii) the lien of any mortgage or deed of trust or any other hypothecation for security now or hereafter placed upon the Project, the Building or any portion thereof, or Landlord's interest and estate in any of same, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof which may now exist or hereafter be executed. Notwithstanding the foregoing, if any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage or deed of trust or to its ground lease, and shall give written notice thereof to Tenant at any time prior to the transfer of the Premises in foreclosure or by deed in lieu of foreclosure of such lien or otherwise (or at any time prior to the termination of the ground lease, as the case may be), then, notwithstanding any prior subordination, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. Notwithstanding the foregoing provisions of this Section 25, the transferee of the Premises upon any foreclosure sale or pursuant to any deed in lieu of foreclosure or other transfer (or the ground lessor in the event of a termination of a ground lease) shall have the right, whether or not this Lease has been terminated by or in connection with such transfer or termination of ground lease (whether voluntarily, involuntarily or by operation of law), to require Tenant to enter into a new lease of the Premises (with the transferee or ground lessor as landlord) on terms and conditions identical to those as set forth in the Lease, except that the term of the new lease shall expire on the date specified herein for the expiration of the term of this Lease. The provisions hereof are intended to be self-executing and do not require the necessity of any additional document being executed by Tenant for the purpose of effecting same. Tenant nevertheless agrees to execute and deliver to Landlord, within ten (10) days after request therefor, any documents reasonably requested by Landlord to effectuate or evidence any subordination or attornment, to make this Lease prior to the lien of any mortgage, deed of trust or ground lease or to enter into a new lease, each as described above in this SECTION 25, and failing to do so: (i) Tenant shall be in default hereunder with no right to further notice or cure, and (ii) Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute and deliver such documents for Tenant, such power, being coupled with an interest and being irrevocable. Without limitation on any of the foregoing, Tenant hereby waives its rights under any law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding, sale or termination of ground lease.

        26.     ESTOPPEL CERTIFICATE.
                --------------------

                (a)  TENANT'S OBLIGATIONS. Within ten (10) days following any
                     --------------------
written request which Landlord may make from time to time, Tenant agrees to execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit "G" attached hereto or as may reasonably be required by
            -----------
Landlord's lender, certifying: (i) the Commencement Date of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this SECTION 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

                (b)  TENANT'S FAILURE TO DELIVER. Tenant's failure to deliver
                     ---------------------------
such statement within such time will be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Without limiting the foregoing, if Tenant fails to deliver any such statement within such ten (10) day period, Landlord may deliver to Tenant an additional request for such statement and Tenant's failure to deliver such statement to Landlord within ten (10) days after delivery of such additional request will constitute a default under this Lease. Tenant agrees to indemnify and protect

Landlord from and against any and all claims, damages, losses, liabilities and expenses (including attorneys' fees and costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord as required by this SECTION 26.

        27.     BUILDING PLANNING.  [Intentionally Omitted.].
                -----------------

        28.     RULES AND REGULATIONS. Tenant agrees to faithfully observe and
                ---------------------
comply with the "Rules and Regulations," a copy of which is attached hereto and marked Exhibit "H", and all reasonable and nondiscriminatory modifications
       -----------
thereof and additions thereto from time to time put into effect by Landlord. Landlord will not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of the Rules and Regulations.

        29.     MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND
                ---------------------------------------------------------
                LESSORS.
                -------

                (a)  MODIFICATIONS. If, in connection with Landlord's obtaining
                     -------------
or entering into any financing or ground lease for any portion of the Building or the Project, the lender or ground lessor requests modifications to this Lease, Tenant, within ten (10) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable and do not increase the obligations of Tenant under this Lease or adversely affect the leasehold estate created by this Lease.

                (b)  CURE RIGHTS. In the event of any default on the part of
                     -----------
Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Landlord whose address has been furnished to Tenant, and Tenant agrees to offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

        30.     DEFINITION OF LANDLORD. The term "Landlord," as used in this
                ----------------------
Lease, so far as covenants or obligations on the part of Landlord are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises or the lessee(s) under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title (other than a transfer for security purposes only, but including any transfer to a purchaser at a foreclosure sale or by deed in lieu of foreclosure, subject to the provisions of SECTION 25), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be and is automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, and the transferee shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such transferee, to have assumed and agreed to carry out any and all the covenants and obligations of the Landlord arising under this Lease after the date of such transfer. Subject to the provisions of SECTION 25 hereof, Tenant agrees to attorn to and recognize such transferee and shall be deemed to have attorned to and recognized such transferee without any further agreement between the parties or their successors in interest or between the parties and any such transferee, unless this Lease is terminated pursuant to specific provisions relating thereto or contained herein. Landlord and Landlord's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the Project, the Building, the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer will not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease. If any Security Deposit has been made by Tenant, Landlord may transfer such Security Deposit to the transferee and thereupon Landlord shall be discharged from any further liability in reference thereto.

        31.     WAIVER. The waiver by either party of any breach of any term,
                ------
covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice which may develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rent and additional rent or other sum then due will be deemed to be other than on account of the earliest installment of such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

        32.     PARKING.
                -------

                (a)  GRANT OF PARKING RIGHTS. So long as this Lease is in effect
                     -----------------------
and provided Tenant is not in default hereunder, Landlord grants to Tenant and Tenant's Authorized Users (as defined below) a license to use the number and type of parking spaces designated in SUBSECTION 1(s) subject to the terms and conditions of this SECTION 32 and the Rules and Regulations regarding parking contained in Exhibit "H" attached hereto. As consideration for the use of such
             -----------
parking spaces, Tenant agrees to pay to Landlord or, at Landlord's election, directly to Landlord's parking operator, as additional rent under this Lease, the parking rate set forth in SUBSECTION 1(t) or, if no rate is specified in SUBSECTION 1(t) or the rate therein ceases to be applicable, then at the prevailing parking rate for each such parking space as established by Landlord in its discretion from time to time; provided, however, the parties agree that the parking spaces designated in SUBSECTION l(s) shall be provided free of charge for the initial Term. Tenant agrees that all parking charges will be payable on a monthly basis concurrently with each monthly payment of Monthly Base Rent. Tenant agrees to submit to Landlord or, at Landlord's election, directly to Landlord's parking operator with a copy to Landlord, written notice in a form reasonably specified by Landlord containing the names, home and office addresses and telephone numbers of those persons who are authorized by Tenant to use Tenant's parking spaces on a monthly basis ("Tenant's Authorized Users") and shall use its best efforts to identify each vehicle of Tenant's Authorized Users by make, model and license number. Tenant agrees to deliver such notice prior to the beginning of the Term of this Lease and to periodically update such notice as well as upon specific request by Landlord or Landlord's parking operator to reflect changes to Tenant's Authorized Users or their vehicles.

                (b)  VISITOR PARKING. So long as this Lease is in effect,
                     ---------------
Tenant's visitors and guests will be entitled to use those specific parking areas which are designated for short term visitor parking and which are located within the surface parking area(s), if any, and/or within the parking structure(s) which serve the Building. Visitor parking will be made available at a charge to Tenant's visitors and guests, with the rate being established by Landlord in its discretion from time to time. Tenant, at its sole cost and expense, may elect to validate such parking for its visitors and guests. All such visitor parking will be on a non-exclusive, in common basis with all other visitors and guests of the Project.

                (c)  USE OF PARKING SPACES. Tenant will not use or allow any of
                     ---------------------
Tenant's Authorized Users to use any parking spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Tenant will not be entitled to increase or reduce its parking privileges applicable to the Premises during the Term of the Lease except as follows: If at any time Tenant desires to increase or reduce the number of parking spaces allocated to it under the terms of this Lease, Tenant must notify Landlord in writing of such desire and Landlord will have the right, in its sole and absolute discretion, to either (a) approve such requested increase in the number of parking spaces allocated to Tenant (with an appropriate increase to the additional rent payable by Tenant for such additional spaces based on the then prevailing parking rates), (b) approve such requested decrease in the number of parking spaces allocated to Tenant (with an appropriate reduction in the additional rent payable by Tenant for such eliminated parking spaces based on the then prevailing parking rates), or (c) disapprove such requested increase or decrease in the number of parking spaces allocated to Tenant. Promptly following receipt of Tenant's written request, Landlord will provide Tenant with written notice of its decision including a statement of any adjustments to the additional rent payable by Tenant for parking under the Lease, if applicable. No parking stalls will be allocated to Tenant with respect to any space leased by Tenant under the Lease which consists of less than the full incremental amounts of rentable square footage, if any, required for parking stalls.

                (d)  GENERAL PROVISIONS. Except as otherwise set forth herein,
                     ------------------
Landlord reserves the right to set and increase monthly fees and/or daily and hourly rates for parking privileges from time to time during the Term of the Lease. Landlord may assign any unreserved and unassigned parking spaces and/or make all or any portion of such spaces reserved, if Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. Failure to pay the rent for any particular parking spaces or failure to comply with any terms and conditions of this Lease applicable to parking may be treated by Landlord as a default under this Lease and, in addition to all other remedies available to Landlord under the Lease, at law or in equity, Landlord may elect to recapture such parking spaces for the balance of the Term of this Lease if Tenant does not cure such failure within the applicable cure period set forth in Section 22 of this Lease. In such event, Tenant and Tenant's Authorized Users will be deemed visitors for purposes of parking space use and will be entitled to use only those parking areas specifically designated for visitor parking subject to all provisions of this Lease applicable to such visitor parking use. Tenant's parking rights and privileges described herein are personal to Tenant and may not be assigned or transferred, or otherwise conveyed, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. In any event, under no circumstances may Tenant's parking rights and privileges be transferred, assigned or otherwise conveyed separate and apart from Tenant's interest in this Lease.

                (e)  COOPERATION WITH TRAFFIC MITIGATION MEASURES. Tenant agrees
                     --------------------------------------------
to use its reasonable, good faith efforts to cooperate in traffic mitigation programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Building. Such programs may include, but will not be limited to, carpools, vanpools and other ridesharing programs, public and private transit, flexible work hours, preferential assigned parking programs and programs to coordinate tenants within the Project with existing or proposed traffic mitigation programs.

                (f)  PARKING RULES AND REGULATIONS. Tenant and Tenant's
                     -----------------------------
Authorized Users shall comply with all rules and regulations regarding parking set forth in Exhibit "H" attached hereto and Tenant agrees to cause its
             -----------
employees, subtenants, assignees, contractors, suppliers, customers and invitees to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

        33.     FORCE MAJEURE. If either Landlord or Tenant is delayed, hindered
                -------------
in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws, regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay), riots, insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay. The provisions of this SECTION 33 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease; provided, however, that the foregoing shall not affect Tenant's rights to rental abatement following a casualty as provided in SUBSECTION 20(f).

        34.     SIGNS. Landlord will designate the location on the Premises, if
                -----
any, for one or more Tenant identification sign(s). Tenant agrees to have Landlord install and maintain Tenant's identification sign(s) in such designated location in accordance with this SECTION 34 at Tenant's sole cost and expense. Tenant has no right to install Tenant identification signs in any other location in, on or about the Premises or the Project and will not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building or from within the Building in any interior or exterior common areas. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's written approval prior to installation, which approval may be withheld in Landlord's discretion, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits and approvals. Tenant will be responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s). If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed additional rent, and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by Tenant. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

        35.     LIMITATION ON LIABILITY. In consideration of the benefits
                -----------------------
accruing hereunder, Tenant on behalf of itself and all successors and assigns of Tenant covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

                (a) Tenant's recourse against Landlord for monetary damages will be limited to the lesser of (i) Landlord's interest in the Building including, subject to the prior rights of any Mortgagee, Landlord's interest in the rents of the Building, or (ii) the equity interest Landlord would have in and to the Building if the Building were encumbered by debt in an amount equal to eighty percent (80%) of the value of the Building, and any insurance proceeds payable to Landlord;

                (b) Except as may be necessary to secure jurisdiction of the partnership, no partner of Landlord shall be sued or named as a party in any suit or action and no service of process shall be made against any partner of Landlord;

                (c) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

                (d) No judgment will be taken against any partner of Landlord and any judgment taken against any partner of Landlord may be vacated and set aside at any time after the fact;

                (e) No writ of execution will be levied against the assets of any partner of Landlord;

                (f) The obligations under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease;

                (g) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

        36.     FINANCIAL STATEMENTS. Prior to the execution of this Lease by
                --------------------
Landlord and at any time during the Term of this Lease upon ten (10) days prior written notice from Landlord, Tenant agrees to provide Landlord with a current financial statement for Tenant and any guarantors of Tenant and financial statements for the two (2) years prior to the current financial statement year for Tenant and any guarantors of Tenant. Such statements are to be prepared in accordance with generally accepted accounting principles and certified by the chief financial officer of Tenant and, if such is the normal practice of Tenant, audited by an independent certified public accountant.

        37.     QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that
                ---------------
upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

        38.     MISCELLANEOUS.
                -------------

                (a)  CONFLICT OF LAWS. This Lease shall be governed by and
                     ----------------
construed pursuant to the laws of the State of California.

                (b)  SUCCESSORS AND ASSIGNS. Except as otherwise provided in
                     ----------------------
this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

                (c)  PROFESSIONAL FEES AND COSTS. If either Landlord or Tenant
                     ---------------------------
should bring suit against the other with respect to this Lease, then all costs and expenses, including without limitation, actual professional fees and costs such as appraisers', accountants' and attorneys' fees and costs, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

                (d)  TERMS AND HEADINGS. The words "Landlord" and "Tenant" as
                     ------------------
used herein shall include the plural as well as the singular. Words used in any gender include other genders. The section and subsection headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                (e)  TIME. Time is of the essence with respect to the
                     ----
performance of every provision of this Lease in which time of performance is a factor.

                (f)  PRIOR AGREEMENTS; AMENDMENTS. This Lease constitutes and is
                     ----------------------------
intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease. This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other
-----------
agreements, understandings, representations, warranties, or statements, either oral or in written form, concerning the subject matter of this Lease. No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

                (g)  SEPARABILITY. Any provision of this Lease which shall prove
                     ------------
to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

                (h)  RECORDING. Neither Landlord nor Tenant shall record this
                     ---------
Lease nor a short form memorandum thereof without the consent of the other.

                (i)  COUNTERPARTS. This Lease may be executed in one or more
                     ------------
counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

                (j)  NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and
                     ----------------------------
agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Project, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

                (k)  USE OF PROJECT OR BUILDING NAME. Tenant may use the Project
                     -------------------------------
or Building name in Tenant's advertising in connection with Tenant's business at the Premises and for no other purpose, except with Landlord's prior written consent. Tenant shall not have or acquire any property right or interest in the Project name or Building name. Landlord reserves the right to change the name, title, or address of the Project, Building or Premises at any time, and Tenant waives all claims for damages arising from or in connection with any such change; provided, however, that Landlord shall notify Tenant of the name change as soon as reasonably practicable following its implementation.

                (l)  NO LIGHT AND AIR EASEMENT. Any diminution or shutting off
                     -------------------------
of light or air by any structure which may be erected at the Project or on lands adjacent to the Building shall in no way affect this Lease, abate rent or otherwise impose any liability on Landlord. Neither does this Lease confer any right with regard to the subsurface of the land on which the Project or Building is situated.

        39.     RESOLUTION OF DISPUTES. Landlord and Tenant have agreed on the
                ----------------------
following mechanisms in order to obtain prompt and expeditious resolution of all controversies, claims or disputes arising out of or in connection with the performance or non-performance of any terms of the Lease and on the equitable and fair allocation as to Landlord's and Tenant's obligations hereunder; provided, however, that nothing contained herein shall prevent Landlord from seeking and/or obtaining summary relief under applicable unlawful detainer statutes.

                (a)  REFERENCE OF DISPUTE. Any dispute seeking damages,
                     --------------------
interpretation of this Lease and any dispute seeking equitable relief, such as but not limited to specific enforcement of any provision hereof, shall be heard and determined by a referee pursuant to California Code of Civil Procedure
Section 638, subdivision 1. The venue of any proceeding hereunder shall be in the County, unless changed by order of the referee.

                     (i)   PROCEDURE FOR APPOINTMENT. The party seeking to
                           -------------------------
        resolve the dispute shall file in court and serve on the other party a complaint describing the matters in dispute. Service of the complaint shall be as prescribed by California law. At any time after service of the complaint, any party may request the designation of a referee to try the dispute. Thereafter the Landlord and Tenant shall use their best efforts to agree upon the selection of a referee from among the available referees at Judicial Arbitration and Mediation Service ("JAMS"). If Landlord and Tenant are unable to agree upon a referee within ten days after a written request to do so by any party, then either may petition the judge of the Superior Court to whom the case is then assigned to appoint a referee from JAMS. For the guidance of the judge making the appointment of said referee, Landlord and Tenant agree that the person so appointed shall be a retired judge from JAMS experienced in the subject matter of the dispute.

                     (ii)  STANDARDS FOR DECISION. To the extent consistent with
                           ----------------------
        the terms of this Agreement, the provisions of California Code of Civil Procedure, Sections 642, 643, 644 and 645 shall be applicable to dispute resolution by a referee hereunder. In an effort to clarify and amplify the provisions of California Code of Civil Procedure, Sections 644 and 645, Landlord and Tenant agree that the referee shall decide issues of fact and law submitted by Landlord and Tenant for decision in the same manner as required for a trial by court as set forth in California Code of Civil Procedure, Sections 631.8 and 632, and California Rules of Court, Rule 232. The referee shall try and decide the dispute according to all of the substantive and procedural law of the State of California, unless Landlord and Tenant stipulate to the contrary. When the referee has decided the dispute, the referee shall also cause the preparation of a judgment based on said decision. The judgment to be entered by the Superior Court will be based upon the decision of the referee. Landlord and Tenant agree that the referee's decision shall be appealable in the same manner as if the judge signing the judgment had tried the case.

                (b)  COOPERATION. Landlord and Tenant shall diligently cooperate
                     -----------
with one another and the person appointed to resolve the dispute, and shall perform such acts as may be necessary to obtain a prompt and expeditious resolution of the dispute. If either party refuses to diligently cooperate, the other party, after first giving notice of its intent to rely on the provisions of this Section 39, incurs additional expenses or attorneys' fees solely as a result of such failure to diligently cooperate, the referee may award such additional expenses and attorneys' fees to the party giving such notice, even if such party is not the prevailing party in the dispute.

                (c)  ALLOCATION OF COSTS. The cost of the proceeding shall
                     -------------------
initially be borne equally by Landlord and Tenant, but, subject to Subsection 39(b), the Prevailing Party in such proceeding shall be entitled to recover, in addition to reasonable attorneys' fees and all other costs, its contribution for the reasonable cost of the referee as an item of recoverable costs. The referee shall include such costs in his judgment or award.

        40.     EXECUTION OF LEASE.
                ------------------

                (a)  JOINT AND SEVERAL OBLIGATIONS. If more than one person
                     -----------------------------
executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                (b)  TENANT AS CORPORATION OR PARTNERSHIP. If Tenant executes
                     ------------------------------------
this Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms.

                (c)  EXAMINATION OF LEASE. Submission of this instrument by
                     --------------------
Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.

                            LANDLORD:

                            McDONNELL DOUGLAS REALTY COMPANY, a
                            California corporation

                            By:  /S/ THOMAS A. OVERTURF
                                 -----------------------------------------
                                 Name: Thomas A. Overturf
                                 Title:  V.P. Development

                            TENANT:

                            AUTO-BY-TEL CORPORATION, a Delaware corporation

                            By:  /S/ PETER R. ELLIS
                                 -----------------------------------------
                                 Name: Peter R. Ellis
                                 Title:  President

                                  EXHIBIT "C"

                             WORK LETTER AGREEMENT
                             ---------------------

        This Exhibit C is attached to and made a part of that certain Second Amendment to Lease amending that certain Douglas Plaza Lease (as amended, the "Lease") between MCDONNELL DOUGLAS REALTY COMPANY, a California corporation ("Landlord") and AUTO-BY-TEL CORPORATION, a Delaware corporation ("Tenant"), covering certain premises (the "Premises") more particularly described in Exhibit "B" to the Lease. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Second Amendment.

        1.      TENANT IMPROVEMENTS

        Reference herein to "Tenant Improvements" shall include all work to be done in the Premises pursuant to the Tenant Improvement Plans described in Paragraph 2 below, including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wallcovering), electrical (including lighting, switching, telephones, outlets, cabling, life safety systems, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other millwork.

        2.      TENANT IMPROVEMENT PLANS

        Landlord's architect, after meeting with Tenant, shall prepare preliminary plans for the construction of Tenant Improvements at the Premises, which shall include, without limitation, sketches and/or drawings showing locations of doors, partitioning and other requirements (the "Preliminary Plans") and has submitted same to Landlord for Landlord's approval. Following Landlord's approval, Landlord's architect shall prepare working drawings (the "Tenant Improvement Plans") based on the Preliminary Plans. Within a reasonable period after Landlord's and Tenant's approval of the Tenant Improvement Plans (Tenants approval shall be given within three (3) days after Landlord provides Tenant with a copy of same) and selection of the general contractor, Landlord will furnish to Tenant a work cost based upon the Tenant Improvement Plans ("Cost Quotation") and an estimated Tenant Improvement construction schedule (the "Work Schedule") prepared by the general contractor selected for the Tenant Improvement Work as described below. The Cost Quotation shall include construction costs and, without limitation, costs of design, architectural and engineering fees, permitting and other governmental agency fees, Landlord's general contractors overhead and supervision fees, general conditions costs and Landlord's agent's administration fees (Landlord, through its agent, will provide construction management and will charge an administration fee of four percent (4%)). Selection of the general contractor shall proceed as follows:
Within a reasonable time after approval of the Tenant Improvement Plans, Landlord shall submit a bid package based on the Tenant Improvement Plans to Ticon Construction and to another qualified, licensed and bonded general contractor selected by Landlord. After receiving and reviewing both bids, Landlord shall select one of such contractors to construct the Tenant Improvements. If the Cost Quotation prepared by such contractor is not greater than the Tenant Allowance (as hereinafter defined), the Cost Quotation shall be deemed approved and Landlord shall authorize construction to commence subject to Paragraph 3 below.

        If the Cost Quotation is greater than the Tenant Allowance, Landlord shall notify Tenant and Tenant shall have five (5) business days in which to give notice to Landlord of Tenant's acceptance or rejection of the Cost Quotation. If Tenant rejects the Cost Quotation, Tenant shall meet with Landlord, its space planner and the selected contractor within five (5) business days to make revisions to the Tenant Improvement Plans in an effort to reduce costs. All costs of Tenant initiated changes requiring such revisions including charges for attending the meeting shall be included in the cost of the Tenant Improvements. Following such revisions, Landlord shall submit to Tenant, as soon as reasonably practicable, a new Cost Quotation, and the same procedure will be followed as set forth above until the Cost Quotation is not greater than the Tenant Allowance or Tenant has approved the Cost Quotation. Immediately thereafter, Tenant shall forthwith deposit with Landlord an amount equal to fifty percent (50%) of the difference, if any, between the Tenant Allowance and the approved Cost Quotation (with the remaining 50% payable as set forth below). Landlord shall not authorize construction to commence until Landlord has received the initial payment described above. Any time consumed in revising the Tenant Improvement Plans or revising the Cost Quotation in excess of five (5) business days shall be considered a Tenant Delay and shall not delay the Commencement Date of the Lease.

        3.      FINAL PRICING

        After the Cost Quotation has been approved, the Tenant Improvement Plans shall be submitted to the appropriate governmental body by Landlord's architect for plan checking and the issuance of a building permit, if necessary. Landlord, with Tenant's cooperation, shall cause to be made any changes in the plans and specifications necessary to obtain all necessary building permits. Concurrently therewith, Landlord shall have prepared a final pricing (which shall be subject to Tenant's reasonable approval if greater than the Tenant

Allowance and materially greater than the approved Cost Quotation) in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the plans and specifications required by governmental agencies. All Tenant Improvements to be constructed or installed in the Premises shall be performed by Landlord's designated general contractor in accordance with the Tenant Improvement Plans. No work shall commence until all required building permits, if any, have been obtained. Landlord shall have no obligation to Tenant for defects in design, workmanship or materials, but shall use its reasonable efforts to enforce the contractor's obligations therefor. Any changes to the construction work may be made only upon written request by Tenant approved in writing by Landlord, or as may be required by any governmental agency, or as may be required due to structural or unanticipated field conditions, in each instance evidenced by a written change order describing the change.

        In the event Tenant desires any work in addition to the Tenant Improvements in accordance with the Tenant Improvement Plans to be performed in the Premises (the "Additional Tenant Work"), Tenant, at Tenant's expense, shall cause plans and specifications for such work to be prepared, at Tenant's cost, by arranging therefor with Landlord's architect and paying for time and monies extended by Landlord's construction manager to review and approve such Additional Tenant Work. All plans and specifications for Additional Tenant Work shall be subject to review and approval by Landlord to verify, among other things, that the work is compatible with all other construction and all electrical and mechanical systems within the Building. Upon such written request, and approval of same by Landlord, Landlord shall submit to Tenant, for approval, a field order describing the change, cost proposal and Work Schedule adjustment. Tenant shall approve the change order, in writing, within five (5) business days following receipt thereof, and together with said approval shall pay Landlord the cost of such agreed upon change. Landlord may refuse to make any changes until Tenant so approves in writing the description thereof, the cost proposal and the Work Schedule adjustment, and until Tenant makes such payment. In the event Tenant fails to approve same within the five (5) business day period, then Landlord may elect (i) to agree to the foregoing on Tenant's behalf, Tenant to promptly pay the required amounts to Landlord; (ii) to withdraw the change request on Tenant's behalf; or (iii) to proceed with the Tenant Improvements, delaying any portion as reasonably necessary to accommodate the change request. Any time consumed for changes to the Tenant Improvements, or delays pursuant to clause (iii) above, shall be considered a Tenant Delay and shall not delay the Commencement Date of the Lease. Tenant shall be responsible for and shall immediately pay Landlord for the cost of any change orders, including any and all change orders required to comply with any governmental and/or code requirements affecting the Premises, and no deviation shall be permitted from Landlord's standards for the Building with respect thereto, provided the same must not require additional Building services, delay the Work Schedule, or be of a nature of quality inconsistent with Landlord's overall plan or objective for the Building. All supervision of construction and subcontractors shall be performed by the general contractor. Tenant shall not engage its own contractor or subcontractor to perform any Tenant Improvement construction.

        4.      CONSTRUCTION OF TENANT IMPROVEMENTS

        After the final pricing has been approved and all necessary building permits, if any, for the Tenant Improvements have been issued, Landlord shall enter into a construction contract with the selected contractor for the installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall use its reasonable efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Paragraph 5 hereof. Landlord shall not be liable for any direct or indirect damages as a result of delays in construction, including, but not limited to, acts of God, inability to secure governmental approvals or permits, governmental restrictions, strikes, availability of materials or labor or delays by Tenant or its architect or anyone performing services on behalf of Tenant.

        5.      PAYMENT OF COST OF THE TENANT IMPROVEMENTS

        a. Landlord hereby grants to Tenant a "Tenant Allowance" of up to Twenty Dollars ($20.00) per square foot of usable area leased by Tenant exclusive of the square footage attributable to the common area bathrooms on the floor on which the Premises are located, for a total Tenant Allowance of up to $235,340.00. Such Tenant Allowance shall be used only for:

             1. Payment of Landlord's design, engineering or plan check costs, including, without limitation, the architectural costs incurred by Landlord in connection with Landlord's architect's preparation of the Tenant Improvement Plans. Subject to the foregoing, the Tenant Allowance will not be used for the payment of any of Tenant's consultants, designers or architects.

             2. The payment of plan check, permit and license fees, if any, relating to construction of the Tenant Improvements.

             3. Construction of the Tenant Improvements, including, without limitation, the following:

             (a) Demolition of existing improvements and installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items.

             (b) All electrical wiring (to include computer cabling), lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises.

             (c) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of meters and key controls, if any.

             (d) Any additional Tenant requirements including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems.

             (e) All fire and life safety control systems such a fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories installed within the Premises.

             (f) All plumbing, fixtures, pipes and accessories to be installed within the Premises.

             (g)  Testing and inspection costs.

             (h) Contractor's fees, including but not limited to any fees based on general conditions.

             (i)  Landlord's agent's administration fee.

        b. The cost of each item shall be charged against the Tenant Allowance. In the event that the cost of installing the Tenant Improvements, as established by Landlord's final pricing schedule, shall exceed the Tenant Allowance, or if any of the Tenant Improvements are not to be paid out of the Tenant Allowance as provided above, fifty percent (50%) of the excess shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements and the remainder upon Landlord's notice of substantial completion of fifty percent (50%) of the Tenant Improvements. If, after Tenant Improvement Plans have been prepared and a price therefor established by Landlord, Tenant shall require any changes or substitutions to the Tenant Improvement plans, any additional costs thereof shall be paid by Tenant to Landlord prior to the commencement of such work. Landlord shall have the right to decline Tenant's request for a change to the Tenant Improvement plans if such changes are inconsistent with this above, or if the change would, in Landlord's opinion, unreasonably delay construction of the Tenant Improvements.

        6.      COMPLETION

        The Tenant Improvements shall be deemed substantially complete notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use and enjoyment of the Premises remain to be performed (items normally referred to as "punch list' items). Tenant acknowledges that the Tenant Improvement Work will be performed during normal business hours and may disrupt, interfere with or otherwise adversely affect Tenant's business operations at the Premises. Tenant hereby waives any and all claims against Landlord and Landlord's employees, contractors and agents arising out of or in connection with such disruption, interference or adverse affect, and agrees that Tenant shall not be entitled to any abatement of rent as a result thereof, nor shall the same be deemed an eviction of Tenant. Without limitation on the foregoing, Tenant shall not interfere with, delay or hinder Landlord, its agents, contractors or subcontractors or the Tenant Improvement Work, and shall fully cooperate with Landlord in the prosecution of the Tenant Improvement Work.

                                  EXHIBIT "D"

                              NOTICE OF LEASE TERM
                         DATES AND TENANT'S PERCENTAGE
                         -----------------------------


To: _______________________________             Date: ______________________
    _______________________________
    _______________________________


        Re: Lease dated ______________, 19__ (the "Lease"), between McDonnell Douglas Realty Company, a California corporation ("Landlord"), and ___________________________________, a ________________ ("Tenant'), concerning
Suite ______ located at ______________________________________________________
(the "Premises").

To Whom It May Concern:

        In accordance with the subject Lease, we wish to advise and/or confirm as follows:

        1. That the Premises have been accepted by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction except as may be indicated on the "Punch-List" prepared by Landlord and Tenant, a copy of which is attached hereto.

        2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease the Commencement Date is _____________________________, and that the Term of the Lease will expire on
___________________________________________.

        3. That in accordance with the Lease, Monthly Base Rent commenced to accrue on _________________________.

        4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter will be for the full amount of the monthly installment as provided for in the Lease.

        5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to __________________________________________________ at
__________________________________________________.

        6. The number of Rentable Square Feet within the Premises is ________________ square feet as determined by Landlord in accordance with the terms of the Lease.

        7. The number of Rentable Square Feet within the Building is _________________ square feet as determined by Landlord in accordance with the terms of the Lease.

        8. Tenant's Percentage, as adjusted based upon the number of Rentable Square Feet within the Premises, is ____________%.

                            LANDLORD:

                            ________________________________________

                            By:_____________________________________
                            Printed Name:___________________________
                            Title:__________________________________


                            TENANT:

                            ________________________________________

                            By:_____________________________________
                            Printed Name:___________________________
                            Title:__________________________________

                                  EXHIBIT "E"

                        DEFINITION OF OPERATING EXPENSES
                        --------------------------------


A.      ITEMS INCLUDED IN OPERATING EXPENSES. The term "Operating Expenses" as
        ------------------------------------
used in the Lease to which this Exhibit "E" is attached means: all direct costs
                                -----------
and expenses of operation, maintenance and repair of the Building and the Common Areas (as such terms are defined in the Lease), including without limitation any expansion of same, as determined by standard accounting practices, calculated assuming the Building is ninety-five percent (95%) occupied in the event it is occupied in a lesser percentage, including the following costs by way of illustration but not limitation, but excluding those items specifically described as exceptions to Operating Expenses therein or in Section 3 below:

        1. Real Property Taxes and Assessments (as defined in Section 2 below), and any and all impositions and assessments imposed with respect to the Building pursuant to any covenants, conditions and restrictions affecting the Project, the Common Areas or the Building;

        2. water and sewer charges and the costs of electricity, heating, ventilating, air conditioning and other utilities, including, without limitation, utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any government or quasi-government authority, in connection with the use, occupancy or alteration of the Building or the Premises or the parking facilities serving the Building or the Premises;

        3. costs of insurance obtained by Landlord pursuant to Section 19 of the Lease;

        4. Costs of all maintenance agreements for the Project and Common Areas and the equipment thereon, including, but not limited to, costs of security, exterior window cleaning, elevator, waste disposal, trash removal and janitorial services, plumbing, heating, ventilation and air conditioning, engineers, landscaping, gardeners and signage (other than signs of tenants of the Building);

        5. costs incurred in connection with management of the Project and Building, including, without limitation: (i) wages and salaries of all employees engaged in the operation, maintenance or security of the Building or Common Areas, including payroll taxes, insurance and benefits relating thereto; (ii) the rental cost and overhead (including, without limitation, cost of supplies) of any office and storage space used to provide management services, and (iii) a management fee for the Project property manager (including Landlord if Landlord manages the Project) determined as a percentage of the annual gross revenues of the Building, and an administrative fee for Landlord's administration of the Project (including a third-party administrator if Landlord elects to contract for such services) determined as a percentage of Operating Expenses;

        6. cost of supplies, materials, equipment and tools used in operation, repair and maintenance of the Project and Common Areas, including rental of personal property used for same and depreciation on a straight line basis of personal property purchased for same;

        7. costs and expenses of repairs, resurfacing, repairing and other upkeep of Common Areas, maintenance, painting, lighting, cleaning and similar items, including appropriate reserves.

        8. cost of accounting, audit, verification, legal and other consulting services and any additional services, whether or not provided to the Project or Common Areas at the Commencement Date but thereafter provided by Landlord in its management of the Project and Common Areas;

        9. cost of repairs and maintenance (including, without limitation, repairs, replacements and alterations to cause the Building and the Common Areas to comply with any law, statute or ordinance in effect after the date hereof), and reserves reasonably deemed desirable by Landlord; any such expenditures that constitute capital improvements shall be amortized as set forth in Subsection
(1) below;

        10. cost of repairs and maintenance of structural portions of the Building, including the plumbing, air conditioning, heating, ventilating, and electrical systems installed or furnished by Landlord; any such expenditures that constitute capital improvements shall be amortized as set forth in Subsection (1) below; and

        11. cost of implementing and administering any transportation management program applicable to substantially all of the Building which may be required by any law, statute or ordinance now or hereafter in effect.

        12. cost of any capital improvements made to the Building and Common Areas after the Commencement Date, and cost of replacement of any building equipment needed to operate the Building or the Common Areas at the same quality levels as prior to the replacement, each amortized over such reasonable period as Landlord shall reasonably determine, together with interest at the Interest Rate on the unamortized balance;

                Tenant shall pay within ten (10) days of receipt of an invoice from Landlord the cost of additional or extraordinary services provided to Tenant and not paid or payable by Tenant pursuant to other provisions of this Lease. Landlord shall have the right to establish and collect on an ongoing basis reasonable reserves for items of periodic maintenance, repair and replacement properly includable in Operating Expenses that customarily are not incurred each year, in amounts calculated to provide sufficient funds to pay for such items when necessary.

B.      REAL PROPERTY TAXES AND ASSESSMENTS. The term "Real Property Taxes and
        -----------------------------------
Assessments", as used in this Exhibit "E" and the Lease, means: any form of
                              -----------
assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, improvement bond, tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, Building, Common Areas or the Project (as such terms are defined in the Lease), adjusted to reflect an assumption that the Building is fully assessed for real property tax purposes as a completed building ready for occupancy, including the following by way of illustration but not limitation:

        1. any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

        2. any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants;

        3. any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or other premises in the Building or the rent payable by Tenant hereunder or other tenants of the Building, including, without limitation, any gross receipts tax or excise tax levied by state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof but not on Landlord's other operations;

        4. any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and/or

        5. any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system (including assessment districts) instituted within the geographic area of which the Building is a part.

C.      ITEMS EXCLUDED FROM OPERATING EXPENSES. Notwithstanding the provisions
        --------------------------------------
of Section 1 and Section 2 above to the contrary, "Operating Expenses" shall not include:

        1. Landlord's federal or state income, franchise, inheritance or estate taxes;

        2.      any ground lease rental;

        3. costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons;

        4. depreciation, amortization and interest payments, except as specifically provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting practices;

        5. brokerage commissions, finders' fees, attorneys' fees, space planning costs and other costs incurred by Landlord in leasing or attempting to lease space in the Building;

        6. interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Building or the Project;

        7. costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements for tenants in the Building (including the original Tenant Improvements for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Building, including space planning and interior design costs and fees;

        8. attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building; provided, however, that Operating Expenses will include those attorneys' fees and other costs and expenses incurred in connection with negotiations, disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Building, and such other matters relating to the maintenance of standards required of Landlord under the Lease;

        9.      except for the administrative/management fees described in
Section 1 above, costs of Landlord's general corporate overhead;

        10. all items and services for which Tenant or any other tenant in the Building reimburses Landlord (other than through operating expense pass-through provisions);

        11. electric power costs for which any tenant directly contracts with the local public service company; and

        12. costs arising from Landlord's charitable or political contributions.

        13. costs of any extraordinary services provided to other tenants of the Project but not to Tenant;

        14. executive salaries of off-site personnel employed by Landlord, except for the charge (or pro rata share) of the Project manager;

        15. costs of reconstructing, modifying, altering or repairing any structural portions of the Building due to defective original construction; and

        16. overhead and profit increment paid to a subsidiary, affiliate or other entity related to Landlord for services (other than management services) to the extent the same exceed competitive costs (taking into account the quality of service provided in maintaining a Class-A office building) of such services were they not so rendered by a subsidiary, affiliate or other Landlord-related entity.

                                  EXHIBIT "F"

                      STANDARDS FOR UTILITIES AND SERVICES
                      ------------------------------------


        The following standards for utilities and services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions thereto. Tenant shall promptly notify Landlord, in writing, of any conflict between the Rules and Regulations and any laws, statutes or ordinances applicable to Tenant's particular use or manner of use or occupancy of the Premises or the Building and Landlord and Tenant shall reasonably cooperate in the lawful and timely resolution of such conflict.

        Provided Tenant remains in occupancy of the Premises, and is not in default beyond applicable notice and cure periods under any of the terms, covenants, conditions, provisions or agreements of the Lease, Landlord will provide or make available the following utilities and services, subject to the terms, conditions and limitations set forth herein and in the Lease:

A.      Elevator Facilities.  Non-attended automatic elevator facilities Monday
        -------------------
through Friday, except holidays, from 8 a.m. to 6 p.m., with at least one elevator available for Tenant's use at all other times.

B.      Heating, Ventilating, Air Conditioning. Heating, Ventilating, Air
        -----------------------------------------------------------------
Conditioning.  On Monday through Friday, except holidays, from 8 a.m. to 6 p.m.
------------
and on Saturday from 9 a.m. to 1:00 p.m. (and at other times for an additional charge to be fixed by Landlord), ventilation, air conditioning or heating on such days and hours, when in the reasonable judgment of Landlord it may be required for the comfortable occupancy of the Premises. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system, including keeping window coverings in the Premises extended to the full length of the window opening and adjusted as directed by Landlord whenever the system is in operation. Tenant agrees not to connect any apparatus, device, conduit or pipe to the chilled and hot water air conditioning supply lines of the Building. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter the mechanical installations or facilities of the Building or the Project or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system will be charged to Tenant if the need for maintenance work results from either Tenants adjustment of room thermostats or Tenant's failure to comply with its obligations hereunder. Such work will be charged at hourly rates equal to then-current journeyman's wages for air conditioning mechanics. When heat generating machines, equipment, fixtures or other devices of any nature whatsoever, including by way of illustration but not by way of limitation, computer and other electronic data processing equipment, are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right, but not the obligation, to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

C.      Electricity. Electric current to the Premises, 24 hours per day, seven
        -----------
days a week, during the usual business hours on business days, as required by the Building standard office lighting and fractional horsepower office business machines including copiers, personal computers and data processing equipment used by Tenant in the ordinary course of its business which use 110/220 volt electrical power, in an amount not to exceed three (3) watts per square foot per normal business day. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate reasonably determined by Landlord or by an engineer selected in Landlord's reasonable discretion, whose fee shall be shared equally by Landlord and Tenant. Tenant agrees not to use any apparatus or device in, upon or about the Premises (other than standard office business machines, personal computers and data processing equipment used in the ordinary course of Tenant's business) which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge will constitute a breach of the obligation to pay rent under this Lease and will entitle Landlord to the rights therein granted for such breach. Tenant's use of electric current shall not exceed the capacity of the feeders to the Building, or the risers or wiring installation and Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises (except standard office business machines, personal computers and data processing equipment) without the prior written consent of Landlord.

D.      Water. Water will be available in public areas for drinking and lavatory
        -----
purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant agrees to pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant will keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on such meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated will be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

E.      Janitorial Service. Landlord shall provide janitorial service during the
        ------------------
time and in the manner that janitorial service is customarily furnished in Class A office buildings in the vicinity of the Building, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant. Unless otherwise agreed to by Landlord and Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. Tenant shall pay to Landlord as additional rent the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

F.      Miscellaneous.  Landlord also shall provide for replacement of Building
        -------------
standard lighting and Building standard toilet supplies.

G.      Interruption of Utilities or Services. Landlord reserves the right to
        -------------------------------------
stop service of the elevator, plumbing, ventilation, air conditioning and electrical systems, and any other services, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, when in the judgment of Landlord such actions are desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and Landlord will have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service or other services, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or by reason of the requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel supply. It is expressly understood and agreed that any covenants on Landlord's part to furnish any services pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, will not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control. No failure or interruption of utilities or services shall entitle Tenant to terminate this Lease or abate the rent or other charges hereunder and Tenant shall not be relieved from the performance of any covenant in this Lease because of such failure. In the event any municipal, state, federal or other regulatory body (whether judicial, executive or legislative) imposes mandatory controls on Landlord or the Building or Common Areas relating to the use or conservation of energy or water, gas, light or electricity or the reduction of automobile use or automobile and other emissions, Landlord may comply (and Tenant shall comply) with such mandatory controls to the extent it can control the use of energy or light, gas, water or electricity or the reduction of automobiles, or automobile or other emissions on the Property or in the Building and Common Areas. Compliance with any of the above shall not in any event constitute a partial or complete eviction of Tenant hereunder, nor shall it entitle Tenant to any abatement or mitigation of rent or other charges, nor shall Landlord in any way be liable for damages or injury caused thereby to Tenant, Tenant's property, business, employees, customers or suppliers. Notwithstanding the foregoing, if Tenant is prevented from using, and does not use, the Premises or any material portion thereof, for five (5) consecutive business days because of an interruption or discontinuance of utilities or services caused by the wrongful acts or omissions of Landlord, and Tenant shall have given Landlord written notice respecting such interruption or discontinuance, then Tenant's base monthly rent shall be abated or reduced, as the case may be, after expiration of the applicable period of time described above ("Eligibility Period"), if any, for such time that Tenant continues to be so prevented from using, and does not use the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, based on the ratio that the unusable portion bears to the total rentable area of the Premises; provided however, if Tenant reoccupies and conducts its business from any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date such business operations commence; and provided further that the rent abatement described above shall in no event continue after the time such utilities or services are restored.

                                  EXHIBIT "G"

                              ESTOPPEL CERTIFICATE
                              --------------------


        The undersigned, ___________________________, with a mailing address c/o _________________ ("Tenant"), hereby certifies to McDonnell Douglas Realty Company, a California corporation ("Landlord") and _____________________, as follows:

A. Attached hereto is a true, correct and complete copy of that certain lease dated _____________, 19__, between Landlord and Tenant (the "Lease"), regarding the premises located at __________________ (the "Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Section 4 below.

B.      The Term of the Lease commenced on _____________ 19__.

C.      The Term of the Lease shall expire on _____________ 19__.

D.      The Lease has: (initial one)

                (____) not been amended, modified, supplemented, extended, renewed or assigned.

                (____) been amended, modified, supplemented, extended, renewed or assigned by the following described terms or agreements, copies of which are attached hereto:

E.      Tenant has accepted and is now in possession of the Premises.

        Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to ___________ ________________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of ________________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

F.      The amount of Monthly Base Rent is $__________________.

G. The amount of security deposits (if any) is $_________________. No other security deposits have been made except as follows:

H. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows:

___________________________________________________.

I. All work required to be performed by Landlord under the Lease has been completed except as follows:
___________________________________________________.

J. There are no defaults on the part of the Landlord or Tenant under the Lease except as follows:
___________________________________________________.

K. Neither Landlord nor Tenant has any defense as to its obligations under the Lease and claims no set-off or counterclaim against the other party except as follows:
________________________________________________________________________________
____________________________________________________.

L. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies other than as provided in the Lease except as follows:
____________________________________________________.
All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

        The foregoing certification is made with the knowledge that _______________________ is about to fund a loan to Landlord or
_________________________________ is  about  to  purchase the Project (or part thereof) from Landlord and that __________________________ is relying upon the representations herein made in funding such loan or in purchasing the Project (or part thereof).

        IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of _____________, 19__.


                            TENANT:


                            By: ________________________________________
                            Printed Name:_______________________________
                            Title:______________________________________


                                  SAMPLE ONLY
                              [NOT FOR EXECUTION]

                                  EXHIBIT "H"

                             RULES AND REGULATIONS
                             ---------------------


        A.      General Rules and Regulations. The following rules and
                -----------------------------
regulations govern the use of the Building and the Project Common Areas. Tenant will be bound by such rules and regulations and agrees to cause Tenant's Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

                1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice may be installed or displayed on any part of the outside or inside of the Building or the Project without the prior written consent of Landlord. Landlord will have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

                2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any window sill, which is visible from the exterior of the Premises, Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises including from within any interior common areas.

                3. Tenant will not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Project. The halls, passages, exits, entrances, elevators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building.

                4. Tenant will not obtain for use on the Premises ice, drinking water, food, food vendors, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord. Landlord expressly reserves the right to absolutely prohibit solicitation, canvassing, sales and displays of products, goods and wares in all portions of the Project except for such activities as may be expressly requested by a tenant and conducted solely within such requesting tenant's premises. Landlord reserves the right to restrict and regulate the use of the common areas of the Project and Building by invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a tenant's premises for such purposes. Without limiting the foregoing, Landlord may require that such parties use service elevators, halls, passageways and stairways for such purposes to preserve access within the Building for tenants and the general public.

                5. Landlord reserves the right to require tenants to periodically provide Landlord with a written list of any and all business invitees which periodically or regularly provide goods and services to such tenants at the premises. Landlord reserves the right to preclude all vendors from entering or conducting business within the Building and the Project if such vendors are not listed on a tenant's list of requested vendors.

                6. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. the following business day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant will be responsible for all persons for whom it requests passes and will be liable to Landlord for all acts of such persons. Landlord will not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

                7. The directory of the Building or the Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

                8. All cleaning and janitorial services for the Project and the Premises will be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be employed by Tenant or permitted to enter the Project for the purpose of cleaning the same. Tenant will not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

                9. Landlord will furnish Tenant, free of charge, with two keys to each suite entry door lock to the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install any new additional lock or bolt on any door of the Premises. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, will pay Landlord therefor.

                10. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first obtain Landlord's approval, and comply with, Landlord's reasonable rules and requirements applicable to such services, which may include separate licensing by, and fees paid to, Landlord.

                11. Freight elevator(s) will be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord, in its discretion, deems appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenants initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items will, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries will be made which impede or interfere with other tenants or the operation of the Building.

                12. Tenant will not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord will have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms will be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to any tenants in the Building or Landlord, are to be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property will be repaired at the expense of Tenant.

                13. Tenant will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant will not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals.

                14. Tenant will not use any method of heating or air conditioning other than that supplied by Landlord without Landlord's prior written consent.

                15. Tenant will not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and will refrain from attempting to adjust controls. Tenant will keep corridor doors closed, and shall keep all window coverings pulled down.

                16. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building. Without the written consent of Landlord, Tenant will not use the name of the Building or the Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

                17. Tenant will close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and lighting or gas before Tenant and its employees leave the Premises. Tenant will be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

                18. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the tenant who, or whose employees or invitees, break this rule. Cleaning of equipment of any type is prohibited. Shaving is prohibited.

                19. Tenant will not sell, or permit the sale at retail of magazines, newspapers, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not make any room-to-room solicitation of business from other tenants in the Project. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Project are prohibited, and Tenant will cooperate with Landlord to prevent such activities.

                20. Tenant will not install any radio or television antenna, loudspeaker, satellite dishes or other devices on the roof(s) or exterior walls of the Building or the Project. Tenant will not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

                21. Except for the ordinary hanging of pictures and wall decorations, Tenant will not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant will not cut or bore holes for wires. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

                22. Tenant will not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

                23. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

                24. Tenant will store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

                25. The Premises will not be used for lodging or for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises without Landlord's consent, except the use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

                26. Neither Tenant nor any of its employees, agents, customers and invitees may use in any space or in the public halls of the Building or the Project any hand truck except those equipped with rubber fires and side guards or such other material-handling equipment as Landlord may approve. Tenant will not bring any other vehicles of any kind into the Building.

                27. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

                28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

                29. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Building or the Project, Landlord may do so subject to reasonable, non-discriminatory additional rules and regulations.

                30. Landlord may prohibit smoking in the Building and may require Tenant and any of its employees, agents, clients, customers, invitees and guests who desire to smoke, to smoke within designated smoking areas within the Project.

                31. Tenant's requirements will be attended to only upon appropriate application to Landlord's asset management office for the Project by an authorized individual of Tenant. Employees of

Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

        These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

        Landlord reserves the right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional reasonable and non-discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

        B.      Parking Rules and Regulations. The following rules and
                -----------------------------
regulations govern the use of the parking facilities which serve the Building. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same:

                1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks. No extended term storage of vehicles is permitted.

                2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

                3.      All directional signs and arrows must be observed.

                4.      The speed limit within all parking areas shall be five
(5) miles per hour.

                5.      Parking is prohibited:

                        in areas not striped for parking;

                        in aisles or on ramps; where "no parking" signs are posted;

                        in cross-hatched areas; and

                        in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.

                6. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.

                7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

                8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car ownee's expense. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

                9. Parking stickers, access cards, or any other device or form of identification supplied by Landlord as a condition of use of the parking facilities shall remain the property of Landlord. Parking identification devices, if utilized by Landlord, must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking identification devices, if any, are not transferable and any device in the possession of an unauthorized holder will be void. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to Tenant or any of its agents, employees or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

                10. Loss or theft of parking identification devices or access cards must be reported to the management office in the Project immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device or access card at the time. Landlord has the right to exclude any vehicle from the parking facilities that does not have a parking identification device or valid access card. Any parking identification device or access card which is reported lost or stolen and which is subsequently found in the possession of an unauthorized person will be confiscated and the illegal holder will be subject to prosecution.

                11. All damage or loss claimed to be the responsibility of Landlord must be reported, itemized in writing and delivered to the management office located within the Project within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles. In any event, the total liability of Landlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Landlord is not responsible for loss of use.

                12. The parking operators, managers or attendants are not authorized to make or allow any exceptions to these rules and regulations, without the express written consent of Landlord. Any exceptions to these rules and regulations made by the parking operators, managers or attendants without the express written consent of Landlord will not be deemed to have been approved by Landlord.

                13. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

                14. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

                                  EXHIBIT "I"

                        TENANT'S INSURANCE REQUIREMENTS
                        -------------------------------


        This outlines the insurance requirements of your Lease. To assure compliance with these terms, we suggest you send a copy of this Exhibit to your insurer or agent. Initial certificates of insurance evidencing compliance with these terms and payment of premiums therefor must be provided to Landlord by the earlier of (i) thirty (30) days after execution of the Lease, and (ii) entry by Tenant or any of its agents, contractors, representatives, employees, invitees or licensees. Renewals must be provided to Landlord at least thirty (30) days before expiration of the policy in question.

        1. McDonnell Douglas Realty Company should be named as certificate holder.

        2.      Both McDonnell Douglas Realty Company and Prentiss Properties
                ----
Limited, Inc. must be listed as additional insureds.

        3.      Comprehensive or Commercial General Liability Insurance:

                $2,000,000 Combined Single Limit, each occurrence $2,000,000 Aggregate (minimum) this location $2,000,000 Products/Completed Operations Aggregate $250,000 Fire Legal Liability Limit, per fire

                Bodily Injury, Property Damage, Personal Injury and Advertising Injury; Blanket Contractual Liability - Covering Indemnity
                Section 15; Products and Completed Operations Liability; and endorsements covering: Landlord as an additional insured; severability of interest; cross-liability among insured; and stating that Tenant's insurance is primary and non-contributing with any insurance carried by Landlord.

        4.      Tenant's Property Insurance:

                "All Risks" (special-causes-of-loss) coverage of Property owned by Tenant or for which the Tenant is legally liable and Tenant Improvements; full replacement cost basis.

        5. Tenant's Workers' Compensation as required by law and Employers Liability Insurance (if requested) in the amount of $1,000,000.00.

        6.      Tenant's Automobile Insurance (if requested):

                $1,000,000 Combined Limit per accident; covering all owned, non-owned, hired autos (any auto).

All insurance is to be with licensed insurers having a Best's rating of "BIX" or better, and must include the following: waiver of subrogation in favor of Landlord, and thirty (30) day pre-notice of cancellation/material change/non renewal to Landlord. SEND CERTIFICATE TO: McDonnell Douglas Realty Company, c/o Prentiss Properties, 18881 Von Karman, Suite 220, Irvine, CA 92715 Attention:
Property Manager.

                               ADDENDUM TO LEASE

THIS ADDENDUM is made this _____________ day of June, 1996 by and between McDONNELL DOUGLAS REALTY COMPANY, a California corporation ("LANDLORD") AUTO-BY-TEL CORPORATION, a Delaware corporation ("TENANT").

        Upon execution by Landlord, this Addendum shall constitute a part of and be incorporated in the Douglas Plaza Office Lease dated May __, 1996 (the "Lease"). In the event of any conflict between this Addendum and provisions of the Lease, this Addendum shall prevail.


1.      OPTION TO EXTEND:  Tenant shall have one (1) five (5) year option (the
        ----------------
"Extension Option") to extend the initial term of the Lease upon and subject to the terms and conditions set forth herein. The Extension Option shall be exercised by Tenant, if at all, by written notice irrevocably exercising the Extension Option delivered to Landlord not sooner than nine (9) months and at least six (6) months prior to the expiration of the Initial Term. If Tenant exercises the Extension Option, each of the terms, covenants and conditions of the Lease shall apply during the extended Term except that the Monthly Base Rent to be paid at the commencement of the extended Term shall be determined by Landlord and Tenant as follows: by the date which is two weeks after the last date on which Tenant may exercise the Extension Option, Landlord shall notify Tenant of the fair market rental rate for the Premises, taking into consideration all applicable factors, which shall be the Monthly Base Rent payable during the extended Term ("Landlord's Rent"). If Tenant accepts Landlord's rent, then Tenant and Landlord shall enter into a written memorandum agreeing to same within two (2) weeks after Landlord notifies Tenant of Landlord's Rent, and Tenant's Extension Option shall be deemed to be effective. If Tenant does not accept Landlord's Rent, then Landlord and Tenant shall negotiate in good faith towards an agreement on Monthly Base Rent for the extended Term. If Landlord and Tenant do not agree in writing on or before two
(2) weeks after Landlord notifies Tenant of Landlord's Rent on the Monthly Base Rent during the extended Term, then the Extension Option shall be deemed to be void and Landlord may market the Premises for lease for the period after the expiration of the initial Term. Notwithstanding anything contained herein to the contrary, if Tenant shall have been ten (10) or more days late in the payment of rent more than a total of five (5) times during the initial Term, or if at the time Tenant exercises the Extension Option or immediately prior to the commencement date of the extended Term Tenant is in material default under any other term, covenant or condition of the Lease, then Landlord shall have the right, in addition to all of Landlord's other rights and remedies provided in the Lease, to terminate the Extension Option already exercised by Tenant upon notice to Tenant, in which event the Term of the Lease shall end as if the Extension Option was never exercised and all future options, if any, shall automatically expire. The Extension Option is personal to the original Tenant executing this Lease and may not be assigned or exercised after any transfer, assignment or sublease of any portion of the Lease or the Premises, excluding, however, transfers, assignments or subleases which are expressly permitted under the Lease without Landlord's prior written consent, if any.

2.      SIGNAGE: Standard signage shall be made available to Tenant at tenant's
        -------
cost, in the form of suite signage and building directory strips, subject to Building standard sign criteria. In addition, In the event Landlord is able, at no out of pocket cost to Landlord, to obtain approval from the City of Irvine, and any other approvals from other governmental or quasi governmental agencies as may be required, for a new monument sign for the subject building of which of Premises are a part, Tenant shall, subject to all applicable codes and ordinances, have the non-exclusive right to have Landlord supply and install, at Tenant's sole expense, one (1) sign (identifying Tenant) on a proportionate amount of said monument sign. All expenses associated with the installation, all related electrical costs, if any, all maintenance and repairs required to keep said sign in good repair throughout the entire lease term, and for its removal upon Tenant's vacancy of the Premises and the restoration of the monument sign to its original condition, shall be borne by Tenant. Prior to installation of said signage, Tenant shall submit an illustration of any and all signs for Landlord's approval showing the size, type, style, materials, color and method of installation. This signage is personal to Tenant and shall apply only if Tenant is continuously leasing and occupying at least one (1) full floor in the Building.

3.      PARKING VALIDATIONS: Tenant shall be entitled to a fifty percent (50%)
        -------------------
discount on the first $100.00 of validation stamps for visitor and guest parking Tenant purchases each month.

4.      LETTER OF CREDIT. Tenant shall deposit with Landlord on or prior to the
        ----------------
Commencement Date an unconditional, irrevocable letter of credit (such letter of credit and any substitution therefor or renewal or replacement thereof in accordance with the terms thereof or hereof being herein called the "Letter of
                                                                    ----------
Credit"), in substantially the form attached to this Addendum, in the amount of
-------
One Hundred Seventy-Five Thousand Dollars ($175,000) (the "Security Amount") valid for the period commencing on the opening thereof and ending at least one year after the anniversary thereof, in favor of Landlord and drawn upon a bank reasonably satisfactory to Landlord, as security for the full and punctual performance by Tenant of all of the terms of the Lease. The Letter of Credit shall provide that it shall be automatically renewed annually for the then face amount in effect, for consecutive years of one (1) year each unless the issuing bank shall terminate the Letter of Credit upon any anniversary of the issuance thereof by giving Landlord notice at least thirty (30) days prior to any such anniversary, in which case Landlord may draw the entire face or principal amount of the Letter of Credit during the ten (10) days immediately preceding the then current expiration date of the Letter of Credit and hold the proceeds as described below. If an Event of Default occurs and is continuing under the Lease, Landlord may draw upon the Letter of Credit in full and the amount so drawn shall be held by Landlord subject to and in accordance with this Addendum. Landlord may then use, apply and retain the whole or any part of the security for the payment of any rental or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default, including any damages or deficiency in any re-letting of the Premises, whether accruing before or after summary proceedings or other re-entry by Landlord. In the case of every such use, application or retention, Tenant shall, on demand, pay to Landlord cash, or deposit with Landlord a replacement letter of credit, in an amount equal to the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. If Tenant shall comply with all of the terms of the Lease for the first full 36 calendar months of the Lease, or if Tenant satisfies the net worth requirements hereinafter described, the Letter of Credit, without interest, shall be returned to Tenant promptly thereafter by Landlord. If Landlord shall be holding a Letter of Credit as security, then in the event of (i) a sale or lease of the Building by Landlord or other change in the identity of Landlord or (ii) the transfer of the Building by foreclosure or deed in lieu of foreclosure, Tenant will, upon ten (10) days' notice, at its expense, deliver a substitute letter of credit or endorsement to said letter of credit, naming the new landlord as the new beneficiary thereof. In the event Tenant shall default in respect of such obligation, Landlord may draw upon the Letter of Credit and transfer the proceeds thereof to the new landlord. Tenant, at its sole cost and expense, shall renew or replace the Letter of Credit at least thirty (30) days prior to its expiration with a similar Letter of Credit in the same amount issued by a bank which shall be satisfactory to Landlord. In the event the Letter of Credit or any substitute Letter of Credit is not renewed or replaced so that at all times the Letter of Credit held by Landlord hereunder is valid for a period in excess of thirty (30) days, Landlord may draw upon the Letter of Credit and hold the proceeds thereof subject to and in accordance with this Addendum. In the event of a sale or lease of the Building, Landlord shall have the right to transfer any monies held as security to the vendee or lessee, and in the event of such transfer and the assumption of this Lease by the transferee, Landlord shall ipso facto be released by Tenant from all liability for the return of such
      ----------
monies, and Tenant agrees to look solely to the new landlord for the return of said security. It is agreed that the foregoing shall apply to every transfer or assignment of the security to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the Letter of Credit or monies deposited as security and Landlord shall not be bound by such assignment, encumbrance or attempted assignment or encumbrance.

        Anything contained herein to the contrary notwithstanding, the Letter of Credit (if not previously drawn upon in accordance with the provisions hereof shall be released by Landlord to Tenant upon the first to occur of either of the following events: (a) Tenant has a net worth of $2,000,000 for four consecutive quarters as shown by then current financial statements, at least one of which has been audited by an independent certified public accountant acceptable to Landlord in accordance with generally accepted accounting principles consistently applied, which financial statements shall show as assets only tangible assets and no intangible assets of any kind or nature including without limitation goodwill and shall show tangible assets only at cost after depreciation in accordance with generally accepted accounting principles consistently applied; or (b) Tenant is not then in default and has not been in monetary default beyond applicable notice and cure periods under the Lease at any time during the first 36 months of the Term.

                                LETTER OF CREDIT



                            [Letterhead of the Bank]



                                                             _____________, 19__




     Irrevocable Letter of Credit No              .
     ---------------------------------------------

Gentlemen:

        We hereby issue our Irrevocable Letter of Credit No. ("Letter of Credit"
                                                              ------------------
in your favor, for the account of ____________________ for an amount not to exceed ____________________ ($___________ ), available from time to time on or after the date hereof and not later than the close of business on [INSERT A DATE WHICH IS NOT LESS THAN ONE YEAR AFTER THE COMMENCEMENT DATE] or such later date through which this credit may be automatically extended and renewed as set forth below. Drawings under this Letter of Credit shall be by one or more sight drafts, in the form of Exhibit 1 hereto, presented at our office, bearing this Letter of Credit number and accompanied by the original of this Letter of Credit and a statement by you, or the last transferee of this Letter of Credit, as the case may be, that "the amount of this drawing represents an application of the security deposit in accordance with the Lease dated _____________ by and between _______________________ as Landlord, and ____________________ as Tenant, as
amended, modified or supplemented from time to time".

        Partial drawings under this Letter of Credit are permitted. We will, immediately after each presentation of this Letter of Credit, return the same to you, marking this Letter of Credit to show the amount paid by us and the date of such payment.

        This Letter of Credit may be transferred or assigned one or more times without our consent and without cost to you upon presentation to us of (i) a duly completed transfer instruction in the form of Exhibit 2 to this Letter of Credit and (ii) the original of this Letter of Credit. No other documents or presentations will be required by us in connection with any such transfer or assignment of this Letter of Credit.

        WE HEREBY AGREE WITH EACH DRAWER, ENDORSER AND BONA FIDE HOLDER OF ANY DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT THAT SUCH DRAFT WILL BE DULY HONORED ON DUE PRESENTATION TO US. OUR OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL AND SHALL NOT BE SUBJECT TO ANY DEFENSE BY REASON OF THE ACTUAL OR ALLEGED INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF THE LEASE OR OTHERWISE.

        It is a condition of this Letter of Credit that it shall automatically be extended and renewed for additional periods of one year from the then current expiration date hereof for the face amount then in effect. However, this Letter of Credit shall not be automatically extended and renewed if, at least thirty
(30) days prior to any such expiration date, we notify you in writing at your address set forth above (or in any transfer instruction, if applicable), by certified mail, return receipt requested, that we elect not to so extend and renew this Letter of Credit. In the event we shall have so notified you of our election not to so extend and renew this Letter of Credit, then the entire face or principal amount of this Letter of Credit (as the same may have been reduced as set forth above) may be drawn upon at any time during the ten (10) days immediately preceding the then current expiration date of this Letter of Credit upon the presentation by you of only a sight draft bearing this Letter of Credit number and the original of this Letter of Credit. This Letter of Credit, if automatically extended and renewed, shall continue as set forth herein, except that the expiration date hereof shall be the first anniversary of the then current expiration date of this Letter of Credit.

        Subject to the last paragraph of this Letter of Credit, this Letter of Credit sets forth the full terms of our undertaking, and such undertaking shall not in any way be modified, amended or amplified by reference to any document, instrument or agreement referred to in this Letter of Credit or in which this Letter of Credit is referred to or to which this Letter of Credit relates; and any such reference shall not be deemed to incorporate herein the terms of any such referenced document, instrument or agreement.

        THIS LETTER OF CREDIT SHALL EXPIRE AT THE CLOSE OF BUSINESS ON [INSERT A DATE WHICH IS NOT LESS THAN ONE YEAR AFTER THE COMMENCEMENT DATE] or such later date through which this Letter of Credit may be automatically extended and renewed as set forth above.

        All drafts, documents, instructions and communications pertinent to this Letter of Credit must be presented to our office located at _____________, _____________, Attention: Letter of Credit Department, or at any other office in
_______________________________________ which may be designated by our written notice delivered to you.

        We represent, warrant and covenant to and with you that this Letter of Credit is duly, validly and lawfully issued and that the reimbursement obligation of the account party owing to the drawee is not, and at no time during the term of this Letter of Credit will such reimbursement obligation be, directly or indirectly secured by a security interest, or other collateral security arrangement, in any of the assets, real or personal, of the account party.

        This Letter of Credit is issued subject to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500, and any amendments thereof. This Letter of Credit shall be deemed to be a contract made under the laws of the State of California and shall, as to matters not governed by said Uniform Customs and Practice for Documentary Credits, be governed by and construed in accordance with the laws of said State.

                            Yours very truly,

                            [Name of Issuing Bank]


                            By:___________________________________
                               Authorized Signature

                            By:___________________________________
                               Authorized Signature

                                   Exhibit 1
                                   ---------

                                     DRAFT
                                     -----


Letter of Credit No.:  _____________________

Date of Letter Credit:  _____________________

Date of this Draft:  _____________________


                            _____________, 199__


To the Order of _____________________

Pay ________________($_________) Dollars At Sight

For value received under Letter of Credit No. ____________

To: [Insert name and address of Issuing Bank]

This Draft is payable only at: [Insert name and address of Issuing Bank]

_____________________


By:________________________
Title:_____________________

                 EXHIBIT 2 To Letter of Credit No. ___________


                                                          ______________, 199__

                        INSTRUCTION TO TRANSFER IN FULL


Attention:  Letter of Credit Division

        Re:  Your Irrevocable Letter of Credit No.
             -----------------------------------------------

Gentlemen:

        The undersigned beneficially irrevocably transfers all rights of the undersigned beneficiary to draw under the above Letter of Credit to:

                              (Name of Transferee)

                              (Address of Transferee)

        By this transfer all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee.

        The above Letter of Credit is returned herewith, and in accordance therewith we ask you to issue a new irrevocable Letter of Credit in favor of the above-named transferee in the amount of $__________ and with other provisions consistent with the above Letter of Credit.

                            Very truly yours,



                            __________________________________


                            By:_______________________________
                                 Authorized Signature

                                   Exhibit I
                                   ---------


                                     DRAFT
                                     -----



Letter of Credit No.:  _____________________

Date of Letter Credit:  ____________________

Date of this Draft:  _______________________


                            _____________, 199__


To the Order of _____________________

Pay_______________($_________) Dollars At Sight

For value received under Letter of Credit No. ___________________

To:  [Insert name and address of Issuing Bank]

This Draft is payable only at:  [Insert name and address of Issuing Bank]

_____________________



By:
Title: